UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Palmetto Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 5, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Palmetto Bancshares, Inc. to be held on May 16, 2013 at 2:00 p.m., Eastern time, at The Palmetto Bank, Corporate Center, 306 East North Street, Greenville, South Carolina 29601. Please read the Notice and Proxy Statement for the Annual Meeting of Shareholders accompanying this letter carefully so that you will know what you are being asked to vote on at the Annual Meeting and what you will need to do if you want to attend the Annual Meeting in person.

Your vote is extremely important. To ensure proper representation of your shares at the Annual Meeting, please vote as soon as possible even if you currently plan to attend the Annual Meeting in person. This will not prevent you from voting in person but will ensure that your vote will be counted in the event that you are unable to attend. The Notice and Proxy Statement contain instructions on how you can vote your shares over the internet, by telephone or through the mail.

If you need help at the Annual Meeting because of a disability, please contact us at least one week in advance of the Annual Meeting at (800) 725-2265.

We made significant progress in 2012 as we seek to return to our historical status as a high-performing bank. We returned to quarterly profitability starting in the third quarter of 2012, and we expect to remain profitable from this point forward. During 2012, we continued to execute on our focused strategic plan and believe that our improving financial results demonstrate the underlying strength of our franchise. Specifically, over the past year, we significantly reduced problem assets, improved our operating efficiency, exited the formal agreement with our regulatory authorities, and enhanced the delivery of products and services to our clients. We also improved electronic delivery of our banking services through an enhanced on-line banking platform, mobile banking, and deposit-accepting ATMs at select locations, and we have additional technology enhancements planned in 2013. As a result of these efforts, we enter 2013 with positive momentum and are keenly focused on a well-defined “value creation strategy” to increase the value of The Palmetto Bank franchise and thereby improve your shareholder value. A critical component of this strategy is to continue our focus on enhancing the client experience and further improving our profitability by increasing revenues through additional banking products and services such as Small Business Administration lending, Corporate Banking and e-Treasury services.

On behalf of the Board of Directors and all employees of the Company, thank you for your patience and support as we continue our hard work to return to our historical status as a high-performing bank. We look forward to meeting with you at our Annual Meeting and providing you with an update on the status of our strategic plan and our overall plans for the future.

Sincerely,

MICHAEL D. GLENN	SAMUEL L. ERWIN
Chairman of the Board of Directors	Chief Executive Officer

PALMETTO BANCSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME:	Thursday, May 16, 2013, at 2:00 p.m., Eastern time

PLACE:	The Palmetto Bank
Corporate Center
306 East North Street
Greenville, South Carolina 29601

ITEMS OF BUSINESS:	1. Elect as directors the nominees named in the accompanying Proxy Statement;

2. Ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for fiscal year 2013;

3. Amend the 2011 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan by 200,000 shares; and

4. Consider any other business properly brought before the Annual Meeting of Shareholders.

WHO CAN VOTE:	You may vote only if you owned shares of common stock at the close of business on April 1, 2013.

VOTING:	It is important that your shares be represented and voted at the Annual Meeting of Shareholders (the “Annual Meeting”). You can vote your shares over the internet or by telephone. If you requested or received a paper Proxy Card or voting instruction form by mail, you may also vote by signing, dating and returning your Proxy Card or voting instruction form. Voting in any of these ways will not prevent you from attending the Annual Meeting or voting your shares at the Annual Meeting. For specific instructions regarding the voting of your shares, see pages 2 through 6 of the accompanying Proxy Statement. Please call (800) 725-2265 if you need directions to attend the Annual Meeting and vote in person.

MEETING ADMISSION:	You may attend the Annual Meeting only if you owned shares of our common stock at the close of business on April 1, 2013. If you or your legal proxy holder plan to attend the Annual Meeting in person, you must follow the admission procedures described on page 4 of the accompanying Proxy Statement. If you do not comply with these procedures, you will not be admitted to the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS:	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 16, 2013. This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended December 31, 2012 and Proxy Card are available through the internet at www.proxyvote.com. If you choose to view our proxy materials through the internet, you may incur costs, such as telephone and internet access charges, for which you will be responsible.

By Order of the Board of Directors,

LEE S. DIXON

Corporate Secretary

This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended December 31, 2012 and Proxy Card or voting instruction form were made available to you beginning on or about April 5, 2013.

PALMETTO BANCSHARES, INC.

306 EAST NORTH STREET

GREENVILLE, SOUTH CAROLINA 29601

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

GENERAL MEETING AND PROXY INFORMATION

You are invited to attend Palmetto Bancshares, Inc.’s 2013 Annual Meeting of Shareholders (the “Annual Meeting”) and are entitled and requested to vote on the items of business described in this Proxy Statement. Please read this Proxy Statement carefully. You should consider the information contained in this Proxy Statement when deciding how to vote your shares at the Annual Meeting. In this Proxy Statement, we refer to the Notice of Annual Meeting of Shareholders, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2012 and the Proxy Card or voting instruction form as our “Proxy Materials.”

In this Proxy Statement, we use terms such as “we,” “us,” “our” and the “Company” to refer to Palmetto Bancshares, Inc. and its subsidiaries, including The Palmetto Bank. We also sometimes refer to the Board of Directors of Palmetto Bancshares, Inc. and its subsidiary as the “Board.” Additionally, we use terms such as “you” and “your” to refer to our shareholders.

INFORMATION ABOUT THE PROXY MATERIALS

We have made the Proxy Materials available to you because the Board is soliciting your proxy to vote your shares of our common stock at the Annual Meeting to be held on Thursday, May 16, 2013 or at any adjournments or postponements of the Annual Meeting. The Proxy Materials were made available to you beginning on or about April 5, 2013.

What is a proxy?

The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the Annual Meeting in the manner you direct. You designate someone as your proxy through a “Proxy Card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares (as explained below), a “Proxy Card” is the document used to designate your proxy to vote your shares. If you hold your shares in street name (as explained below), a “voting instruction form” is the document used to designate your proxy to vote your shares. In this Proxy Statement, the term “Proxy Card” means the proxy card and / or voting instruction form unless otherwise indicated.

Any shareholder of record submitting a Proxy Card may revoke his or her proxy at any time by (a) giving written notice to the Company of such revocation, (b) voting in person at the Annual Meeting or (c) executing and delivering to the Company a later dated Proxy Card. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or Proxy Card revoking a proxy should be sent to Palmetto Bancshares, Inc., 306 East North Street, Greenville, South Carolina, 29601 Attention: Investor Communications. Written notice of revocation or delivery of a later dated Proxy Card will be effective upon receipt thereof by the Company.

What is the difference between holding shares as a “record” holder and in “street name?”

• Record Holders	If your shares of common stock are registered directly in your name on our stock records, you are considered the shareholder of record or the “record” holder of those shares. As the record holder, you have the right to vote your shares by proxy or in person at the Annual Meeting.

• Street Name Holders	If your shares of common stock are held in an account at a brokerage firm, bank or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting. As the beneficial owner, you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares at the Annual Meeting.

Who pays the cost of soliciting proxies?

We pay the cost of soliciting proxies. We have not retained a proxy solicitation firm to help us solicit proxies, although, if we elect to do so, we will pay reasonable expenses and charges of such third parties for their services. Executive Officers (as defined by Rule 3b-7 under the Securities Exchange Act of 1934) and members of the Board may also solicit proxies for us by mail, telephone, fax, email or in person. We will not pay our Executive Officers or directors any additional fees for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in providing the Proxy Materials to their clients who are street name holders and obtaining their voting instructions.

INFORMATION ABOUT THE ANNUAL MEETING

What will I be voting on at the Annual Meeting?

This year you will be asked to vote on the following items of business:

•	Item 1: The election of the director nominees named in this Proxy Statement;

•	Item 2: The ratification of the appointment of Elliott Davis, LLC as our independent registered public accounting firm for fiscal year 2013; and

•	Item 3: The amendment of the 2011 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan by 200,000 shares.

We anticipate that shareholders will vote at the Annual Meeting only on the items listed above. However, if any other business properly comes before the Annual Meeting, the persons named as proxies for shareholders will vote on those matters in a manner they consider appropriate.

How does the Board recommend I vote?

For the reasons set forth in more detail later in this Proxy Statement, the Board recommends you vote:

•	“FOR” Item 1, all the nominees for directors named in this Proxy Statement;

•	“FOR” Item 2, the ratification of Elliott Davis, LLC as our independent registered public accounting firm for fiscal year 2013; and

•	“FOR” Item 3, the amendment of the 2011 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan by 200,000 shares.

Who can vote at the Annual Meeting?

We are required under South Carolina law to establish a record date for the Annual Meeting, so we can determine which shareholders are entitled to notice of and to vote at the Annual Meeting. The Board has determined that the record date for the Annual Meeting is April 1, 2013. Shareholders who owned shares of our common stock as of the close of business on that date can vote at the Annual Meeting. On that date, we had 12,762,452 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the two director nominees and one vote on each other item to be voted on at the Annual Meeting. There is no cumulative voting.

How do I vote if I don’t attend the Annual Meeting?

You may vote by proxy over the internet, by telephone or through the mail, each as described below. If you hold shares of our common stock in more than one account, you must vote all shares over the internet, by telephone or through the mail. If you vote over the internet or by telephone, you need not return any documents through the mail.

If you vote using one of the methods described below, you will be designating Samuel L. Erwin and Lee S. Dixon as your proxies to vote your shares as you instruct. If you vote over the internet or by telephone or by signing and returning your Proxy Card without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the Annual Meeting, these individuals will vote on those matters in a manner they consider appropriate.

Registered Holder: You do not have to attend the Annual Meeting to vote. The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you vote by proxy before the Annual Meeting so that your vote will be counted if you later decide not to attend. However, if you attend the Annual Meeting and vote your shares by ballot, your vote at the Annual Meeting will revoke any vote you submitted previously by proxy. If you are the record holder of your shares, there are three ways you can vote by proxy:

• By Internet:	You may vote over the internet by going to www.proxyvote.com and following the instructions when prompted;

• By Telephone:	Once you have reviewed the Proxy Materials, you may vote by telephone by calling toll free 1-800-690-6903; or

• By Mail:	You may request a paper or email copy of the Proxy Materials and vote by completing, signing, dating and returning the Proxy Card you receive.

Street Holder: If your shares are held in street name, you may vote your shares before the Annual Meeting by mail, by completing, signing, and returning the voting instruction form you received from your brokerage firm, bank or other similar entity. You should check your voting instruction form to see if any alternative method, such as internet or telephone voting, is available to you.

Can I vote in person at the Annual Meeting?

Yes. If you are a shareholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds for you in its name. If you attend the Annual Meeting and vote your shares by ballot, your vote at the Annual Meeting will revoke any vote you submitted previously over the internet, by telephone or through the mail. Even if you currently plan to attend the Annual Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

May I change my vote?

Yes. If you are the record holder of the shares, you may change your vote by:

•	If you voted over the internet or by telephone, voting again over the internet or by telephone by the applicable deadline described below;

•	If you previously completed and returned a Proxy Card, submitting a new Proxy Card with a later date and returning it to the Company prior to the vote at the Annual Meeting;

•	Submitting timely written notice of revocation to our Corporate Secretary, Lee S. Dixon, at 306 East North Street, Greenville, South Carolina at any time prior to the vote at the Annual Meeting; or

•	Attending the Annual Meeting in person and voting your shares at the Annual Meeting.

If your shares are held in street name, you may change your vote by submitting new voting instructions to your brokerage firm, bank or other similar entity or, if you have obtained a legal proxy from your brokerage firm, bank, or other similar entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person.

What is the deadline for voting?

If you are the record holder of the shares, you may vote by mail at any time prior to the Annual Meeting as long as we are able to receive your proxy through the mail by the day of the Annual Meeting. In addition, as a record holder, you may vote by internet or telephone until 11:59 p.m., Eastern time, on May 15, 2013. If your shares are held in street name, you must vote your shares in accordance with the deadline set by your brokerage firm, bank or other similar entity.

Are there any rules regarding admission to the Annual Meeting?

Yes. You are entitled to attend the Annual Meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. The Board has determined that the record date for the Annual Meeting is April 1, 2013. In order to be admitted to the Annual Meeting, we may confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and / or

•	That you were, or are validly acting for, a shareholder of record on the record date by:

•	Verifying your name and stock ownership against our list of registered shareholders if you are the record holder of your shares;

•	Reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

•

Reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder or you must have a brokerage or bank statement for that shareholder as described above.

What is a broker non-vote?

Brokers are members of the New York Stock Exchange (the “NYSE”), which allows its member-brokers to vote shares held by them for their clients on matters the NYSE determines are routine even though the brokers have not received voting instructions from their clients. If the NYSE does not consider a matter routine, then your broker is prohibited from voting your shares on the matter unless you have given voting instructions on that matter to your broker. This is referred to as a “broker non-vote.”

Because the NYSE does not consider the election of directors or the amendment of the 2011 Stock Incentive Plan (the “2011 Plan”) to increase the number of shares of common stock issuable under the 2011 Plan to be routine matters, it is important that you provide instructions to your broker, if your shares are held in street name, so that your vote with respect to these matters is counted. Your broker will be unable to vote on your behalf with regard to these non-routine matters if you do not give voting instructions with respect to these matters.

How many votes must be present to hold the Annual Meeting?

A quorum must be present before we can conduct any business at the Annual Meeting. This means we need the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date to be present in person or represented by proxy at the Annual Meeting. We urge you to vote promptly by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough shares will be present for us to hold the Annual Meeting. Solely for purposes of determining whether we have a quorum, we will count:

•	Shares present in person or by proxy and voting;

•	Shares present in person and not voting; and

•	Shares for which we have received proxies but for which shareholders have abstained from voting or that represent broker non-votes.

If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time until a quorum is present or represented. If any such adjournment is for a period of less than 30 days, no notice, other than an announcement at the Annual Meeting, will be given of the adjournment. If the adjournment is for 30 days or more, notice of the adjourned meeting will be given in accordance with the Company’s bylaws. Directors, officers and employees (which we refer to as “teammates”) of the Company may solicit proxies for the reconvened meeting in person, by mail, by telephone or other means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. Once a quorum has been established, it will not be destroyed by the departure of shares prior to the adjournment of the Annual Meeting.

What vote is required to approve each item of business?

•

Item 1: Election of Directors. Under our Bylaws, a nominee for director will be elected to the Board by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the Annual Meeting.

•

Item 2: Ratification of Independent Registered Public Accounting Firm. If a quorum is present at the Annual Meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

•

Item 3: Amendment of the 2011 Stock Incentive Plan. If a quorum is present at the Annual Meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

How are votes counted?

•

Item 1: Election of Directors. You may vote “FOR” or “AGAINST” each director nominee or “ABSTAIN” from voting on a director nominee. We will not count abstentions or broker non-votes as either for or against a director, so abstentions and broker non-votes have no impact on the election of a director.

•

Item 2: Ratification of Independent Registered Public Accounting Firm. You may vote “FOR” or “AGAINST” this item of business or “ABSTAIN” from voting on this item of business. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, the proxy will be voted “FOR” the ratification of our independent registered public accounting firm. We will not count abstentions or broker non-votes as either “FOR” or “AGAINST” this proposal, so abstentions and broker non-votes have no impact on the ratification of our independent registered public accounting firm.

•

Item 3: Amendment of the 2011 Stock Incentive Plan. You may vote “FOR” or “AGAINST” this item of business, or “ABSTAIN” from voting on this item of business. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the amendment of the 2011 Plan. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes have no impact on the approval of amendment of the 2011 Plan.

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same. However, the Board of Directors does not currently know of any such other business.

Is my vote confidential?

Yes. It is our policy that documents identifying your vote are confidential. The vote of any shareholder will not be disclosed to any third party before the final vote count at the Annual Meeting except:

•	To meet legal requirements;

•	To assert claims for, or defend claims against, the Company;

•	To allow authorized individuals to count and certify the results of the shareholder vote;

•	If a proxy solicitation in opposition to the Board takes place; or

•	To respond to shareholders who have written comments on Proxy Cards or who have requested disclosure.

ITEM 1:

ELECTION OF DIRECTORS

Director Nominees for Election

The Board of Directors currently has nine members divided into three classes. Our current directors and their classes are:

Terms Expiring at the 2013 Shareholder Meeting	Terms Expiring at the 2014 Shareholder Meeting	Terms Expiring at the 2015 Shareholder Meeting

Lee S. Dixon *	Robert B. Goldstein	Michael D. Glenn
Samuel L. Erwin *	John D. Hopkins, Jr.	J. David Wasson, Jr.
James J. Lynch *	Jane S. Sosebee
John P. Sullivan

*	Standing for election by the shareholders at the 2013 Annual Meeting.

The directors whose terms expire at the 2013 Annual Meeting, Messrs. Dixon, Erwin and Lynch, have been nominated by the Board to be elected at the Annual Meeting to hold office until their terms expire and until their successors are elected and qualified. The nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the Annual Meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion. The Company’s Governance Guidelines require a minimum of eight and a maximum of 15 directors, with the number of directors to be determined at the discretion of the Board.

As a requirement of the private placement of the Company’s common stock in 2010, the Board appointed two designees of CapGen Financial Partners (“CapGen”) and one designee of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively, “Patriot”) to serve on the Boards of each of the Company and its subsidiary, The Palmetto Bank (the “Bank”). In October 2010, the Board appointed Robert B. Goldstein and John P. Sullivan (CapGen designees) and James J. Lynch (Patriot designee) as Directors, and they were subsequently elected to the Board by the shareholders in May 2011. For so long as CapGen or Patriot, as applicable, owns more than 9.9% of the Company’s outstanding shares of common stock, and subject to satisfaction of all legal and governance requirements applicable to all Board members regarding service as a Director of the Company, the Company will be required to nominate two people designated by CapGen and one person designated by Patriot for election to the Board at each annual meeting of shareholders at which the term of each such Director expires, or upon the death, resignation, removal or disqualification of each such Director, if earlier. Neither of the CapGen designees’ terms expire at the Meeting. The Patriot designee’s term expires at the Annual Meeting, and he has been nominated by the Board for reelection at the Annual Meeting. As of March 4, 2013, CapGen and Patriot own 44.9% and 19.2% of the Company’s outstanding shares of common stock, respectively.

As described below under Corporate Governance, Process for Evaluating Director Candidates, the Board has identified certain qualifications for its directors. The Board believes that these particular qualifications provide our directors with substantial experience relevant to serving as a director of our Company. The Board has determined that each nominee for election as a director at the Annual Meeting is an independent director as discussed below under Corporate Governance, Director Independence.

Each of our nominees satisfies our director qualifications and during the course of their business and professional careers has acquired business management experience in these and other areas. In addition, the Corporate Governance and Nominating Committee and the Board believe that each nominee brings to the Board his or her own unique background and particular expertise, knowledge and experience that provide the Board as a whole with the necessary and appropriate mix of skills, characteristics and attributes that enable the Board to work together in a professional and collegial atmosphere and that are required for the Board to fulfill its oversight responsibility to the Company’s shareholders.

The Board recommends you vote “FOR” each of the nominees set forth below.

The following provides information regarding each of our directors to be elected at the Annual Meeting, including their age and the year in which they first became a director of the Company, the year in which their term expires, their business experience for at least the past five years, the names of other publicly-held companies where they currently serve as a director or served as a director during the past five years and additional information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that such person should serve as a director for the Company:

Nominees for Reelection as Director at the 2013 Annual Meeting

Business Experience: Mr. Dixon serves as Chief Operating Officer (since July 2009), Chief Risk Officer (since October 2009) and Corporate Secretary (since January 2012) of the Company and the Bank. In addition, from January 2012 to present, Mr. Dixon has served as the interim Wealth Management Executive, and, from July 2010 to February 2011, Mr. Dixon served as Chief Financial Officer of the Company and the Bank. Mr. Dixon served as Senior Executive Vice President of the Company and the Bank from May 2009 through June 2009. Mr. Dixon served as Chief Operating Officer of First Presbyterian Church of Winston-Salem from July 2006 through May 2009. Previously, he was in the Banking and Capital Markets practice of PricewaterhouseCoopers LLP from January 1989 through June 2006 and was admitted as a Partner in July 1999.

Other Public Company Directorships: None

Additional Information: Mr. Dixon brings extensive operational, accounting and financial reporting expertise to the Board from his 25 years of business experience, 18 years of which he served in the Banking and Capital Markets practice at PricewaterhouseCoopers LLP. Mr. Dixon has worked with banking clients ranging from small community banks to some of the largest national banks, and he has extensive operational experience covering all aspects of banking and financial services. Mr. Dixon’s background with PricewaterhouseCoopers LLP has provided him with substantial banking, regulatory, financial reporting and risk management experience. Mr. Dixon also has extensive leadership and business management experience and skills. Mr. Dixon is a graduate of the University of South Carolina and graduated “with distinction” from the Stonier Graduate School of Banking. Mr. Dixon is a Certified Public Accountant.

Mr. Dixon also serves on the Board of Directors of a not-for-profit entity.

Lee S. Dixon
Age	47
Director Since Term Expiring	2009 2013

Business Experience: Mr. Erwin has served as Chief Executive Officer of the Company since January 2010 and has served as Chief Executive Officer and President of the Bank since July 2009. In addition, Mr. Erwin served as Senior Executive Vice President of the Company and the Bank from March 2009 through June 2009. Mr. Erwin began his banking career at First Union National Bank in July 1990. At the time of his departure from First Union in January 1997, he served as Vice President and City Executive in Orangeburg, South Carolina. He worked with First National Bank (now South Carolina Bank and Trust) from January 1997 until January 2000 where he held the position of Senior Vice President and Region Executive in Orangeburg, South Carolina. From January 2000 until June 2002, he held the position of Senior Vice President and Market President in Columbia, South Carolina with First Union National Bank (now Wells Fargo). From June 2002 until December 2004, he served as Senior Vice President and Commercial Relationship

Manager for Carolina National Bank, a start-up bank in Columbia, South Carolina. From January 2005 to October 2008, Mr. Erwin served as Chief Executive Officer of Community Bancshares, Inc. in Orangeburg, South Carolina.

Other Public Company Directorships: Mr. Erwin served on the Board of Community Bankshares, Inc. from 2005 until 2008.

Additional Information: Mr. Erwin has extensive knowledge and experience in finance and the banking and financial services industry. In addition to his experience at the Company and the Bank, Mr. Erwin has 22 years of banking experience. At Community Bankshares, Mr. Erwin addressed significant asset quality and organizational issues associated with a multi-bank holding company with decentralized policies, procedures, and operations. With Mr. Erwin’s leadership and experience, Community Bankshares successfully resolved asset quality issues which ultimately resulted in a sale of the bank in October 2008 at two times book value despite a depressed market. Mr. Erwin’s experience brings a unique perspective to the Board including, but not limited to, banking, regulatory, governmental, financial and economic matters. Mr. Erwin is a graduate of Clemson University.

Samuel L. Erwin
Age Director Since Term Expiring	45 2009 2013

Business Experience: Mr. Lynch has over 40 years of bank management experience. Since 2007, he has served as Managing Partner of Patriot Financial Partners, L.P., a private equity investment fund focusing on investments in the community banking sector throughout the United States. Mr. Lynch was a founding partner of this fund. Prior to Patriot, from 2003 to 2007, he served as Vice Chairman of Sovereign Bancorp and Chief Executive Officer of the Mid-Atlantic Division for Sovereign Bank.

Other Public Company Directorships: Mr. Lynch currently holds the following directorships:

•   Heritage Oaks Bancorp; and

•   Cape Bancorp.

Additional Information: Mr. Lynch has considerable experience in and knowledge of the capital markets, as well as significant executive level banking experience, which is valuable to the Board of Directors in its assessment of the Company’s sources and uses of capital. Mr. Lynch is active in several professional and civic organizations and is a graduate of LaSalle University in Philadelphia. His graduate studies were at Drexel University. He received an Honorary Doctorate from La Salle University in 2010.

In addition to the public company directorships summarized above, Mr. Lynch holds several private and not-for-profit directorships.

James J. Lynch
Age Director Since Term Expiring	63 2010 2013

The following provides information regarding each of our other directors, including their age and the year in which they first became a director of the Company, the year in which their term expires, their business experience for at least the past five years, the names of other publicly-held companies where they currently serve as a director or served as a director during the past five years and additional information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that such person should serve as a director for the Company:

Other Members of the Board of Directors (provided for informational purposes only as these directors have previously been elected by the Shareholders)

Business Experience: Mr. Glenn has been engaged in the practice of law since 1965. He has worked as an active trial attorney since 1978 with a concentration in complicated business and class action litigation. Mr. Glenn has been a partner with the law firm of Glenn, Haigler & Stathakis, LLP since 1993. Mr. Glenn has served as Chairman of the Board of Directors of the Company and the Bank since January 2012. Mr. Glenn served as the Lead Director of the Company and the Bank prior to being named Chairman of the Board in January 2012.

Other Public Company Directorships: None

Additional Information: During his career, Mr. Glenn served on numerous boards and commissions upon appointment by the South Carolina Supreme Court and the South Carolina Bar Association and has served on numerous private and public agency boards. In addition, he has served in three judgeships for ten years. Additionally, Mr. Glenn’s professional experience as a business owner provides the Board with business insight and analytical skills that are necessary to manage the Company’s affairs in this difficult economic environment. Mr. Glenn is a graduate of Furman University and received his law degree from the University of South Carolina. Mr. Glenn’s law experience and education provides him with additional perspective on the legal, regulatory and risk matters impacting the Company.

Michael D. Glenn
Age Director Since Term Expiring	72 1994 2015

Business Experience: Mr. Goldstein has worked in the banking industry since 1963 in various capacities. In 2007, Mr. Goldstein partnered with three other individuals to form a bank holding company and private equity fund that invests in banks and financial service companies, CapGen Capital Advisors, LLC, and currently serves as a Principal. Immediately prior to this, he served as Chairman and Chief Executive Officer of a $6 billion bank holding company in the San Francisco Bay area from 2001-2006. His experience includes many years in commercial banks, savings and loan associations and other financial institutions including serving as Chief Executive Officer of numerous banks and thrifts. Mr. Goldstein’s extensive experience in the financial services industry and familiarity with helping institutions manage through difficult situations provides us with beneficial leadership and counsel.

Other Public Company Directorships: Mr. Goldstein currently holds the following directorships:

•   F.N.B. Corporation;

•   Seacoast Banking Corp of Florida; and

•   Hampton Roads Bankshares, Inc.

Robert B. Goldstein
Age	72
Director Since Term Expiring	2010 2014

Additional Information: Through the various capacitates in which he has served during his career, Mr. Goldstein has become nationally recognized for his expert investing and operational experience in turning around and implementing growth strategies for banks under the most challenging circumstances. He is also highly regarded for identifying new opportunities for investment in community and regional banking.

A consistently successful investor for himself and others, Mr. Goldstein has been a senior executive and/or director at 14 financial institutions over a career that has spanned more than 40 years. Mr. Goldstein is often the “first call” when community and regional banks encounter difficulties that require outside operational and investing expertise. His network of relationships in banking and financial services is a key competitive feature of the CapGen Program.

In 2004, Mr. Goldstein spearheaded the merger of Bay View Capital Corp, San Mateo, California, and Great Lakes Bancorp, Buffalo, New York. Bay View was the most recent in a series of turnarounds and recapitalizations which he engineered. This company was a troubled $5 billion bank holding company which had lost credibility with regulators and shareholders. Mr. Goldstein was elected Chief Executive Officer of the company in 2001 bringing with him a seasoned team of banking professionals and an infusion of $137 million of equity capital raised through institutional investors who had participated with him in prior engagements. The resultant company returned to financial health, regained credibility, and provided the participants with a significant return on their investment.

Throughout his tenure, first as Chief Executive Officer and later as Chairman of Bay View, Mr. Goldstein was also fully engaged in other banking activities. He co-authored the 2003 spin-off of the Florida subsidiary of F.N.B. Corporation into a second publicly traded entity which has subsequently been acquired. Mr. Goldstein was an original investor, founder, and board member of RS Group Holdings, a privately owned and operated trust services company which was subsequently sold to another financial services company. Mr. Goldstein was a founder and director of the publicly-held Luminent Mortgage Capital Corp., which was subsequently converted to a partnership and Mr. Goldstein has no interest in the continuing business, now called Cobalt Holdings.

Mr. Goldstein is the Chairman of the Board of Directors of The BANKshares, Inc. and a director of its subsidiary, BankFIRST of Winter Park, FL. The BANKshares, Inc. is a privately-owned bank holding company doing business in the greater Orlando and Brevard County areas of Florida.

Previously, Mr. Goldstein successfully raised capital, injected new management, and reenergized banks and thrifts in Connecticut, New Jersey, New York, and Pennsylvania. These activities have earned him a widely known and respected reputation in the domestic financial services industry.

As a private investor, Mr. Goldstein has also invested in de novo banks, recapitalizations of existing institutions and in other successful endeavors related to financial entities.

Mr. Goldstein is a graduate of Texas Christian University. He also served for seven years on the faculty of the Southwestern Graduate School of Banking at Southern Methodist University.

Business Experience: Mr. Hopkins has served as owner of The Fieldstone Group, a diversified investment and development company with real estate, farm, land, and timber holdings, since 2000. Prior to 2000, Mr. Hopkins was employed for 26 years at Owens Corning, a Fortune 500 company, the last 10 of which he served as an officer.

Other Public Company Directorships: None

Additional Information: As the owner and officer of two companies during the past 37 years, including recently with a company involved in real estate activities, Mr. Hopkins brings leadership and business management experience to the Board. In addition, he has extensive expertise that he gained through this business experience as well as through his current service as a member of the Company’s Compensation, Corporate Governance and Nominating and Regulatory Oversight and Risk Management Committees. Mr. Hopkins serves as Chairman of the Board for the South Carolina Technology and Aviation Center and Anderson University, and serves on the Board of the Greenville County Research and Technological Development Corporation. Mr. Hopkins also serves as a director of the National Clean Transportation Technology and Innovation Center. Mr. Hopkins provides entrepreneurial experience to the Board, which is important to our many consumer businesses. Mr. Hopkins is a graduate of Clemson University and the South Carolina Bankers Association Director’s College.

John D. Hopkins, Jr.
Age Director Since Term Expiring	61 2004 2014

Business Experience: Ms. Sosebee is Director of Legislative Affairs, AT&T South Carolina. Through this position, Ms. Sosebee works directly with members of the South Carolina General Assembly and is responsible for the company’s legislative and public policy activities in the state. Ms. Sosebee has over 34 years in the telecommunications industry, having also worked with AT&T’s predecessor companies, Southern Bell and BellSouth, and initially served in the business marketing group and was responsible for the company’s relationships with business, education and government clients in Upstate, South Carolina. She subsequently became the Regional Director of External Affairs through which she was responsible for community affairs, philanthropy and economic development in the region. She was selected to lead the state team for External Affairs in 2007 and assumed her current position in Government Relations in 2010.

Other Public Company Directorships: None

Additional Information: Ms. Sosebee brings extensive leadership and business management skills to the Board obtained through her years of employment with AT&T and her service with numerous no-for-profit organizations. She has been involved in leadership roles in many economic development and community organizations, including serving as Chairman of the Clemson University Foundation, Chairman of the Greenville Chamber of Commerce, Chairman of the Upstate Alliance and Chairman of Anderson County Development Partnership. Her experience in the telecommunications industry provides valuable insight to the Board on regulatory issues. Accordingly, Ms. Sosebee chairs the Board’s Regulatory Oversight and Risk Management Committee as well as its Trust Committee. A native of Laurens, South Carolina, Ms. Sosebee is a graduate of Clemson University and the South Carolina Bankers Association Director’s College.

Ms. Sosebee holds several not-for-profit directorships.

Jane S. Sosebee
Age	56
Director Since	2006
Term Expiring	2014

Business Experience: In 2007, Mr. Sullivan joined with three other individuals to form a bank holding company and private equity fund that invests in banks and financial services companies, CapGen Capital Advisors, LLC, and currently serves as Managing Director. Immediately prior to this, he served as a senior advisor to the global financial services practice of a “big four” accounting firm.

Other Public Company Directorships: Mr. Sullivan currently holds the following directorships:

•   Jacksonville Bancorp, Inc. (Chairman of Audit Committee); and

•   Hampton Roads Bankshares (Board Observer).

Additional Information: Mr. Sullivan has extensive experience and a diverse background in all facets of bank and financial management. He served as Chairman, President, Chief Executive, and Chief Operating Officer of various financial institutions in the New York metropolitan area, including Hamilton Bancorp, River Bank America (East River Savings Bank), Continental Bank, and the Olympian New York Corp.

Mr. Sullivan has gained a reputation as a business turnaround specialist with strong allegiances to both investors and customers, having resuscitated ailing institutions and facilitated their mergers with stronger financial companies, generating superior returns for his investors. Mr. Sullivan has been a “first call” executive for many bank regulators when trouble surfaces at a regulated entity. His leadership as well as his operational and financial expertise is integral to the success of the CapGen investment program.

Mr. Sullivan is a senior advisor and member of the advisory board for New York State’s largest de novo banking effort, Signature Bank. Prior to joining CapGen, he served as a senior advisor to the global financial services practice of a “big four” accounting firm. In this capacity, he provided guidance and thought leadership to some of the firm’s largest financial services clients on banking matters, such as merger and acquisition activity, capital transactions, regulatory issues, credit quality, and credit risk. He is frequently called upon to provide guidance and expertise in highly complex financial and operational situations for banks and other financial services companies.

Mr. Sullivan has successfully raised capital at all of the banks with which he has been affiliated and is a member of or a board observer on a number of corporate boards and serves on the Audit, Compensation, Loan, and Executive Committees on several of those entities.

Mr. Sullivan is a graduate of Niagara University and a Certified Public Accountant.

Mr. Sullivan has significant operational banking experience as well as input into capital markets activities and provides the Board with input on critical strategic decisions.

John P. Sullivan
Age	56
Director Since Term Expiring	2010 2014

Business Experience: Mr. Wasson has been President and Chief Executive Officer of Laurens Electric Cooperative, Inc., a member-owned rural electric cooperative in Upstate, South Carolina, since 1974.

Other Public Company Directorships: None

Additional Information: Through his service as Chief Executive Officer of Laurens Electric over the past 39 years, Mr. Wasson brings leadership and business management experience to the Board. Mr. Wasson possesses financial management expertise that he gained through his position and as a member of the Audit Committee of a nonpublic entity as well as a current member of the Company’s Audit Committee. As a member of the Board since 1979, Mr. Wasson has extensive knowledge and experience regarding our business. In addition, Mr. Wasson provides unique insight into the Company’s Laurens County market. Mr. Wasson is a graduate of Clemson University and earned a graduate degree from the University of South Carolina.

J. David Wasson, Jr.
Age Director Since Term Expiring	67 1979 2015

Other than Messrs. Dixon and Erwin, for which disclosure was provided above, the following provides information regarding our other Executive Officer:

Business Experience: Mr. Jones serves as Chief Financial Officer (since February 2011) and Chief Accounting Officer (since November 2010) of the Company and the Bank. Prior to joining the Company and the Bank, Mr. Jones was employed by The South Financial Group from 2004 to 2010, most recently as Executive Vice President—Director of Finance and Investor Relations. While at The South Financial Group, Mr. Jones also served in the role of Senior Vice President—Director of Money Markets and Derivatives. Between 2001 and 2004, Mr. Jones served as Chief Financial Officer and Senior Vice President—Corporate Development for CNB Florida Bancshares, Inc. (acquired by The South Financial Group in 2004). Mr. Jones served in various capacities for Bank of America and predecessor organizations from 1997 until 2001. Prior to his service with Bank of America, he served in financial reporting roles for two companies. Mr. Jones began his career with Price Waterhouse LLP in 1990.

Additional Information: Mr. Jones has extensive accounting and financial reporting expertise from his years of business experience and has worked with small community banks to some of the largest national banks. His background has provided him with substantial banking, regulatory, management and financial reporting, and risk management experience. Mr. Jones received a Bachelor of Business Administration with a major in accounting from the University of North Florida and a Master of Accounting degree from the University of Florida and is a Certified Public Accountant.

Mr. Jones also serves on the Board of Directors of a not-for-profit entity.

Roy D. Jones
Age	44

Family Relationships

There are no family relationships among members of our Board of Directors or Executive Officers.

DIRECTOR COMPENSATION

The following table provides information regarding 2012 compensation for non-management directors that served in that capacity during 2012. The Company also offers reimbursement to directors for expenses incurred in their Board service, including the cost of attending Board and Committee meetings, although such reimbursements are not included in the table below. No management directors received compensation for their Board service during 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Michael D. Glenn	28,000	19,993	47,993
Robert B. Goldstein *	18,000	10,000	28,000
John D. Hopkins, Jr.	23,500	10,000	33,500
James J. Lynch *	18,000	10,000	28,000
L. Leon Patterson **	7,500	10,000	17,500
Jane S. Sosebee	22,000	10,000	32,000
L. Stewart Spinks **	11,500	10,000	21,500
John P. Sullivan *	18,000	10,000	28,000
J. David Wasson, Jr.	20,500	19,993	40,493

*	For purposes of this table, compensation allocated to an affiliate of the above named director has been included in the director’s compensation totals. Specifically, Messrs. Goldstein and Sullivan retain 20% of their director fees with the remaining 80% being paid to CapGen. Patriot retains 100% of the director fees relative to Mr. Lynch’s service as a member of the Board.

**	Retired from the Board effective with the 2012 Annual Meeting of Shareholders.

The aggregate grant date fair value for awards of common stock is computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and is the closing price as reported on the NASDAQ Capital Market as of each valuation date.

To assist in the determination of compensation to our directors, in 2010 the Company engaged a national benefits consulting firm to perform a review of the director compensation including a peer comparison to other banks of similar asset size and business activities. The compensation paid to our directors in 2012 was consistent with the results of the review.

Fees Earned or Paid in Cash

During 2012, members of the Board received monthly cash fees of $1,500. Directors of the Company also serve on the Board of the Bank and receive no additional compensation related to their service on the Bank’s Board. If a director misses more than one Board meeting in a calendar year and the Board does not excuse such absences, the director forfeits his or her monthly fee. During 2012, no directors forfeited monthly fees as a result of unexcused absences. Compensation guidelines allow for the Chairman, Committee chairpersons and Lead Director to be paid incremental annual cash retainers for the additional time required to fulfill the duties and responsibilities of those roles as follows:

Chairman of the Board	$10,000
Lead director	5,000
Audit Committee / Credit Committee Chairpersons	4,000
Compensation Committee / Regulatory Oversight and Risk Management Committee Chairpersons	2,500
Corporate Governance and Nominating Committee / Trust Committee Chairpersons	1,500

Effective with the naming of an independent Chairman of the Board in January 2012, the role of Lead Director was not filled in 2012.

Stock Awards

Non-management directors receive an annual retainer of $10,000 paid in common stock of the Company. This retainer is compensation for services provided as directors including, but not limited to, Committee membership and related responsibilities. To date, these shares have been issued from authorized shares from the Palmetto Bancshares, Inc. 2008 Restricted Stock Plan (the “2008 Plan”) and vest immediately upon grant.

1997 Stock Compensation Plan

Between 1997 and 2007, stock option awards were granted to management and directors under the Palmetto Bancshares, Inc. 1997 Stock Compensation Plan (the “1997 Plan”). The 1997 Plan terminated in 2007, and no options have been granted under the 1997 Plan since then. However, the termination did not impact options previously granted under the 1997 Plan. All stock option awards granted had a vesting term of five years and an exercise period of ten years. Under the 1997 Plan, the Company could grant nonqualified stock options and incentive stock options. Options granted to management were considered incentive stock options, while options granted to directors were nonqualified stock options.

2008 Restricted Stock Plan

Restricted stock awards may be granted to members of management and directors under the 2008 Plan. Annual retainer awards of 1,957 shares were granted to each non-management directors on January 1, 2012 under the 2008 Plan pursuant to their service as directors for the year ended December 31, 2012. At that time, the fair value of the Company’s common stock was $5.11 per share. On November 16, 2012, matching awards of common stock were granted to Mr. Glenn (1,177 shares) and Mr. Wasson (1,177 shares) resulting from their reelection to the Board at the 2012 Annual Meeting. The fair value of the Company’s common stock was $8.49 per share on November 16, 2012.

Under the 2008 Plan, 62,500 shares of common stock were initially reserved for issuance subject to its anti-dilution provisions. Shares of restricted stock granted under the 2008 Plan are subject to restrictions requiring continuous service for a specified time period following the date of grant. During this period, the holder is entitled to full voting rights and any dividends declared by the Company. Prior to 2011, restricted stock granted to directors under the 2008 Plan generally had a five-year vesting period. Beginning in 2011, with the exception of annual retainer grants that vest immediately, restricted stock granted to directors under the 2008 Plan generally have a three-year vesting period designed to coincide with director service terms.

In 2012, restricted stock awards to directors upon initial appointment and reelection to the Board continued to be granted with vesting periods to coincide with director service terms but were changed to require that a director purchase shares of our common stock on the open market to be eligible to receive a matching grant of restricted stock awards. Specifically, beginning in 2012, upon initial appointment to the Board, a new director is required to purchase common stock of the Company with an economic value of at least $1,000, in part to satisfy the minimum director common stock ownership requirements of the South Carolina Banking Commission. The matching grants at initial appointment and reelection are capped at an economic value of $10,000. We believe the requirement for directors to purchase common stock to be eligible for matching grants encourages their incremental ownership in the Company and, therefore, further alignment with shareholder interests.

2011 Stock Incentive Plan

At the 2011 Annual Meeting, the shareholders approved the Palmetto Bancshares, Inc. 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan was developed to provide for the grant of restricted stock awards and stock options to our officers, teammates, directors, advisors and consultants. The 2011 Plan was also developed in contemplation of the eventual exhausting of available awards under the 2008 Plan given the 2008 Plan’s usage to fund a portion of director compensation. Since stock options are available for grant under the 2011 Plan, this plan provides greater flexibility in the types of awards that can be granted as compared to the 2008 Plan. The 2011 Plan allows the Board to grant a total of 500,000 stock options and / or restricted stock awards. As of

March 4, 2013, no stock options or restricted stock awards had been awarded to non-management directors, advisors or consultants from the 2011 Plan. See Executive Compensation for disclosure of grants under the 2011 Plan to Named Executive Officers (as defined by Item 402 of Regulation S-K). This Proxy Statement includes a proposal to increase the number of shares of common stock issuable under the 2011 Plan by 200,000 shares, as further described under Item 3: Amendment of the 2011 Stock Incentive Plan.

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. In 2009, the Board performed a self-assessment facilitated by an external consultant, including comparisons to best practices from recognized authorities such as the Business Roundtable, CalPERS, and the national stock exchanges. Annually since then, the Board and Board Committees updated this self-assessment and made additional improvements. The results of the Board’s self-assessments and enhancements to its oversight of the Company are described in more detail below.

Codes of Ethics

Each member of the Board is held to the standards outlined in the Code of Ethics for the Senior Leadership Team, Board of Directors and Senior Financial Officers, which states our policy and standards for ethical conduct and our expectation that all subjected parties will act in a manner that serves the best interests of the Company. We expect all of our teammates to adhere to these standards of ethics and business conduct with other teammates, clients, shareholders, and the communities we serve and to comply with all applicable laws, rules and regulations that govern our business. Accordingly, we have in effect a code of ethics for all teammates. Shareholders and other interested persons may view our codes of ethics on the Investor Relations section of our website, www.palmettobank.com.

Director Election Standard

Our Bylaws provide that directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the Annual Meeting.

Director Independence

Annually, the Board affirmatively determines the independence of each director and each nominee for election as a director based on Item 407(a) of Regulation S-K and NASDAQ rules. It is important for investors to have confidence that individuals serving as independent directors do not have a relationship with the Company that would impair independence. The Board has a responsibility to make an affirmative determination that no such relationships exist through the application of NASDAQ Listing Rule 5605.

To determine each director’s independence from management of the Company, the Board considered information in 2012 regarding banking and financial services, commercial, charitable, familial and other ordinary course relationships with the Company. The Board also considered relationships between each director, his or her respective immediate family members and / or certain entities affiliated with such directors and immediate family members and the Company. The Board has considered and determined that the following types of relationships between a director, his or her immediate family members and / or certain entities affiliated with a director and his or her immediate family members and the Company are not material relationships for purposes of determining whether a director is independent:

•

A relationship, transaction, or arrangement involving any banking or financial services the Company offers to its customers, if such relationship, transaction, or arrangement is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, complies with applicable banking laws, and, to the extent applicable, if such relationship, transaction or arrangement is with an entity where the director is an employee or an immediate family member is an Executive Officer, the payments to, or payments received from, the Company for such banking or financial services are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

A business relationship, transaction, or arrangement involving property or nonfinancial services, or other standard contractual arrangements (including standard lease agreements for the Company’s branch offices or other premises), if such relationship, transaction, or arrangement is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, and the payments to, or payments received from, the Company for such property or non-financial services, or under such contractual arrangement, are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

A relationship, transaction or arrangement with an entity that is providing legal services to the Company, if neither the director nor the immediate family member performs the services to the Company, and such relationship, transaction or arrangement is otherwise immaterial under the Board’s categorical standards;

•

Contributions made by the Company or a Company-sponsored charitable foundation to a tax-exempt organization where a director or an immediate family member of the director serves or is employed as an Executive Officer, or where a director serves as chairman of the board, if the contributions in any fiscal year, excluding the Company’s matching funds, are less than the greater of $1 million or 2% of the tax-exempt organization’s consolidated gross revenues;

•

Employment by the Company of an immediate family member if the family member was not or is not one of our Executive Officers, does not reside in the same home as the director, and we provide compensation and benefits to the person in accordance with our employment and compensation practices applicable to employees holding comparable positions; and

•

Any other relationship, transaction, or arrangement between the Company and an entity where a director or an immediate family member serves solely as a non-management board member, a member of a trade or other similar association, an advisor or a member of an advisory board, a trustee, a limited partner, an honorary board member or trustee, or in any other similar capacity with such entity, or where an immediate family member is employed by such entity in a non-Executive Officer position.

The Board determined that there were no such relationships that impaired the independence of any current directors or director nominees. Accordingly, after reviewing this information, the Board determined that during 2012, except for Mr. Dixon and Mr. Erwin, who were employed by the Company during 2012, all current directors and director nominees were independent under the NASDAQ rules. At December 31, 2012, seven of the Board’s nine directors are non-management directors, all of which are independent under the NASDAQ rules.

Board Leadership Structure and Independent Lead Director

Mr. Erwin was named Chief Executive Officer in January 2010 and has continued to serve in that capacity since then. Effective January 1, 2012, Mr. Glenn was elected to serve as Chairman of the Board of Directors. Prior to being appointed as Chairman, Mr. Glenn served as the Board’s Lead Director. Since the election of Mr. Glenn as an independent Chairman of the Board, the role of Lead Director was not filled. As the Chairman of the Board of Directors, Mr. Glenn’s duties and responsibilities include, among other things:

•	Together with the Chief Executive Officer, with input from the other directors, approving Board meeting agendas;

•	Together with the Chief Executive Officer, with input from the other directors, approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

•

Presiding at executive sessions or special meetings of independent directors and, as appropriate, providing feedback to the Chief Executive Officer and otherwise serving as a liaison between the independent directors and the Chief Executive Officer;

•	Calling executive sessions of the independent directors of the Board and advising the Chief Executive Officer of actions or deliberations at such sessions;

•	Working with Committee chairs to ensure coordinated coverage of Board responsibilities;

•

Facilitating communication between the Board and management, including advising the Chief Executive Officer of the Board’s informational needs and approving the types and forms of information sent to the Board;

•	Serving as an additional point of contact for Board members and shareholders;

•	Acting as a “sounding board” and mentor to the Chief Executive Officer; and

•	Staying informed about the strategy and performance of the Company and reinforcing that expectation for all Board members.

We believe it is the Chief Executive Officer’s responsibility to manage the day to day operations of the Company and the Chairman’s responsibility to lead the Board. In making the decision in 2010 for these roles to be separate, we believe it is beneficial to have a Chairman whose sole job is leading the Board and providing oversight to management. Additionally, the Board considered the time required of Mr. Erwin to devote as Chief Executive Officer in the current economic and regulatory environment. By separating the Chairman and Chief Executive Officer roles, Mr. Erwin is able to focus his attention on leading and managing the Company. This also ensures there is no duplication of effort between the Chief Executive Officer and the Chairman. The Board believes that separating the Chairman and Chief Executive Officer positions is the right corporate governance structure for the Company because it most effectively utilizes Mr. Glenn’s and Mr. Erwin’s experience and knowledge regarding the Company and the financial services industry including by allowing them to lead and participate in, respectively, Board discussions regarding the Company’s business and strategy. We also believe this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our Board, clients, teammates and other stakeholders.

The Company is a financial institution and both Mr. Glenn and Mr. Erwin have extensive years of banking experience at the Company (through Board and management experience, respectively) as well as other financial institutions (see Item 1: Election of Directors herein for discussion regarding the business experience of Mr. Glenn and Mr. Erwin) and have the knowledge, expertise and experience to understand the opportunities and challenges facing the Company as well as the leadership and management skills to promote and execute the Company’s values and strategy, particularly during the current challenging economic and regulatory environment.

The Board’s Role in Risk Oversight

The role of the Board in risk oversight has become increasingly important given the economic challenges of the past several years and as public expectations for board engagement increased. Risk is a pervasive part of everyday business and organizational strategy, and the complexity and overall pace of change have increased the volume and complexities of risks facing financial institutions. The financial services crisis and challenging economy over the past several years, including the significant impact on the banking industry, have demonstrated that the Board must play a critical role in overseeing the risk management of the Company.

The challenge facing boards is how to effectively oversee an organization’s enterprise risk management in a way that balances risks while also taking appropriate risks that add value to an organization. As a result of the financial crisis that impacted the Company starting in early 2009, management and the Board have been focused on enterprise risk management to better connect risk oversight and shareholder value. Enterprise risk management is a process that provides a robust and holistic top-down view of key risks facing the Company, including a more proactive and forward-looking approach to identify and manage risks before they negatively impact the Company. Through a more intentional and structured risk management approach, we believe the Board is better positioned to ensure the achievement of the Company’s strategic objectives that will result in improved longer-term Company performance.

The Board plays a critical role in overseeing our enterprise risk management program. This program was developed taking into consideration guidance from a variety of sources, including the enterprise risk management framework from the Committee of Sponsoring Organizations (COSO) of the Treadway Commission, expectations from rating agencies (for example, Standard & Poor’s enterprise risk management guidance) and shareholder advocacy groups (for example, Institutional Shareholder Services and the National Association of Corporate Directors), banking industry specialists (such as SNL and the Risk Management Association), and the internal control over financial reporting requirements of Section 404 of the Sarbanes–Oxley Act of 2002 and Section 112 of the Federal Deposit Insurance Corporation Improvement Act.

Management is accountable to the Board, and the Board’s focus on effective risk oversight is critical to setting the tone and culture towards effective risk management through strategy setting, formulating high level objectives and approving broad-based resource allocations and investments. The Board uses its Committees to carry out certain of its risk oversight duties. While risk oversight is a responsibility of the entire Board, a key component of this process is ensuring that the appropriate Board Committees address the relevant risks in their areas of governance while focusing on strategic risk issues in full Board discussions. The Board Committee primarily charged with enterprise risk management is the Regulatory Oversight and Risk Management Committee. See Committees of the Board herein for a discussion of how each of the Board’s Committees is responsible for oversight of specific risks as outlined in each of its charters.

Each Board Committee and its chairperson work with management in overseeing particular risks, and each Committee receives reports and information regarding risk issues directly from management. Committee chairpersons also talk with management outside of regular Committee meetings and receive updates on risk issues. The full Board receives written and oral reports at each of its meetings from the Committee chairpersons about Committee activities. The Board and each Committee also regularly meet in executive sessions without management present.

While the Board oversees the Company’s enterprise risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and our Board leadership structure supports this approach.

To improve further the Company’s risk management approach, in 2009, the Board appointed a Chief Risk Officer for the Company and the Bank. The Chief Risk Officer reports to the Board at each regular Board meeting and also attends selected Committee meetings of the Board periodically to discuss risk and internal control matters. In addition, beginning in 2010, the lines of business and support groups of the Company provide to Committees and the Board various monthly dashboards to inform the Board and Committees about specific risk information and trends.

The Company believes that increased engagement by the Board in enterprise risk management has improved our overall risk management approach and will avoid the recurrence of the significant negative issues that impacted the Company over the last four years. The Board will continue to focus on significant risk exposures and the inter-related nature of risks across the Company.

Communications from Shareholders to Directors

The Board believes that it is important that a direct and open line of communication exist between the Board and its shareholders and other interested parties. Therefore, shareholders may communicate with the Chairman of the Board, chairpersons of the Board’s Committees or with the directors as a group by sending an email to directorcommunications@palmettobank.com or by sending written correspondence to 306 East North Street,

Greenville, South Carolina, 29601 Attention: Corporate Secretary. The email or written correspondence should specify which of the foregoing persons or group is the intended recipient. All communications received in accordance with these procedures will be forwarded to the intended recipient unless it is determined that the communication does not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its Committees, relates to routine or insignificant matters that do not warrant the attention of the Board, is an advertisement or other commercial solicitation or communication, is frivolous or offensive, or is otherwise not appropriate for delivery to the intended recipient.

The recipient who ultimately receives any such communication has discretion to determine whether the subject matter of the communication should be brought to the attention of the Chairman of the Board, full Board or one of its Committees and whether any response to the person sending the communication is appropriate. Any such response will be made in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

Process of Evaluating Director Candidates

The Corporate Governance and Nominating Committee is responsible for managing the director nomination process, which includes identifying, evaluating and recommending for nomination candidates for election as new directors and reelection of incumbent directors. The goal of the Corporate Governance and Nominating Committee’s nominating process is to assist the Board in attracting and retaining competent individuals with the requisite expertise who will act as directors in the best interests of the Company and its shareholders. As required by its charter, the Corporate Governance and Nominating Committee reviews the composition of the Board in light of its understanding of the backgrounds, industry, professional experience and various geographic and demographic communities represented by current members. The Corporate Governance and Nominating Committee also reviews Board self-evaluations and skills matrices with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members. It also monitors the expected service dates of Board members, any planned retirement dates and other anticipated events that may impact a director’s continued ability or desire to serve.

Although the Corporate Governance and Nominating Committee does not have a specific policy regarding diversity, the Corporate Governance and Nominating Committee will consider, in identifying first-time candidates, nominees for director or evaluating individuals recommended by shareholders, the current composition of the Board in light of the communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Corporate Governance and Nominating Committee incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees in its director nomination process to ensure that the Board’s composition reflects the particular needs of the Board and the Company, and the Corporate Governance and Nominating Committee and the Board monitor its effectiveness through the Corporate Governance and Nominating Committee’s and Board’s self-evaluation process. As described above under Item 1: Election of Directors, the Corporate Governance and Nominating Committee and the Board believes that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.

The Corporate Governance and Nominating Committee identifies potential candidates for first-time nomination as a director primarily through recommendations it receives from our current Board members, our Chairman, our Chief Executive Officer and our contacts in the communities we serve. The Corporate Governance and Nominating Committee also has the authority to conduct a formal search using an outside search firm selected and engaged by the Corporate Governance and Nominating Committee to identify potential candidates. While the Committee may receive nominations from the Chairman or Chief Executive Officer, the Committee retains the sole discretion to determine whether these candidates will be nominated for appointment to the Board.

The Corporate Governance and Nominating Committee and the Board strive to maintain a Board that demonstrates objectivity and integrity on an individual and collective basis. The Corporate Governance and Nominating Committee considers the needs of the Board and the Company in light of the current mix of director skills and attributes. The Corporate Governance and Nominating Committee seeks the following qualifications and characteristics when evaluating a director candidate:

•	A reputation for integrity, honesty, candor, fairness and discretion;

•	A high degree of expertise in his or her chosen field of endeavor, which area of expertise should have some relevance to the Company’s business activities;

•	A knowledge, or willingness and ability to obtain knowledge, of the critical aspects of banking; and / or

•	Experience and skill in serving as a competent overseer of, and trusted advisor to, senior management of a publicly-held corporation.

Additionally, nominees for the Board should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: corporate business acumen, strategic planning, banking, accounting and finance, legal, corporate governance, leadership development, crisis management expertise, geographical market influence, governmental and regulatory relations, mergers and acquisitions, information technology, investor relations, human resources and marketing.

The Corporate Governance and Nominating Committee will determine, in its discretion after considering all factors it considers appropriate, whether a potential nominee meets these qualifications and also will consider the composition of the entire Board in light of the various other factors described above. If a candidate meets these requirements, the Corporate Governance and Nominating Committee will arrange an introductory meeting with the candidate and our Chairman, Chief Executive Officer, the Corporate Governance and Nominating Committee Chairperson and/or other directors to determine the candidate’s interest in serving on our Board. If the candidate is interested in serving on our Board, members of the Corporate Governance and Nominating Committee, together with several members of the Board, our Chairman, our Chief Executive Officer, and, if appropriate, other executives of the Company then conduct an interview with the candidate. If the Board and the candidate are both interested in proceeding, the candidate will provide additional information for use in determining whether the candidate satisfies the requirements applicable to members of the Board and its Committees and for making any required disclosures in our Proxy Statement. Assuming a satisfactory conclusion to the process outlined above, the Corporate Governance and Nominating Committee then presents the candidate’s name for approval by the Board or for nomination for approval by the shareholders at the next annual meeting of shareholders, as applicable.

The Corporate Governance and Nominating Committee will consider an individual recommended by one of our shareholders for nomination as a new director if the shareholder making the recommendation follows the procedures for submitting a proposed nominee’s name required by our Bylaws and as described under Shareholder Information for Future Annual Meetings, Advance Notice Procedures. In order for the Corporate Governance and Nominating Committee to consider a shareholder-proposed nominee for election as a director, the shareholder must submit the name of the proposed nominee, in writing, by sending an email to directorcommunications@palmettobank.com or written notice to 306 East North Street, Greenville, South Carolina, 29601 Attention: Corporate Secretary. All such submissions must include the following information:

•	The shareholder’s name and address and the number of shares of our common stock he or she beneficially owns;

•	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns, if applicable;

•

Sufficient information about the nominee’s experience and qualifications for the Corporate Governance and Nominating Committee to make a determination whether the individual would meet the qualifications for directors; and

•	Such individual’s written consent to serve as a director of the Company, if elected.

Based on a preliminary assessment of a candidate’s qualifications, the Corporate Governance and Nominating Committee may conduct interviews with the candidate and request additional information from the candidate. The Corporate Governance and Nominating Committee uses the same process for evaluating all nominees, including those recommended by shareholders.

Our Corporate Secretary will present all shareholder-proposed nominees to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee has the right to request, and the shareholder will be required to provide, any additional information with respect to the shareholder nominee as the Corporate Governance and Nominating Committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Board and Committee Meetings; Annual Meeting Attendance

We have not established a formal policy regarding director attendance at annual meetings of shareholders; however, all directors are expected to attend each Annual Meeting. All directors and all nominees for director in 2012 attended the 2012 Annual Meeting.

Directors are also expected to attend all Board meetings and meetings of Committees on which they serve. The Board held 12 regularly scheduled meetings and one special meeting during 2012. Each director attended at least 75% of the total aggregate number of 2012 meetings of the Board and Committees on which he or she served. As part of its governance practices, the Board met in executive session chaired by the Chairman without management during all of its 2012 regularly scheduled meetings.

Committees of the Board

The Board has established six Committees. These Committees act on behalf of the Board and report on their activities to the entire Board through written meeting minutes and oral reports. The following table provides Committee membership information for each of the independent directors as of the date of this Proxy Statement.

Name	Audit		Compensation		Corporate Governance and Nominating		Credit		Regulatory Oversight and Risk Management		Trust **
Michael D. Glenn					X		X		X
Robert B. Goldstein					X		X		X
John D. Hopkins, Jr.			X		X	*	X	*
James J. Lynch					X
Jane S. Sosebee	X								X	*	X	*
John P. Sullivan	X	*	X
J. David Wasson, Jr.	X		X	*							X

Meetings during 2012	7		5		10		12		12		11

*	Committee Chairperson

**	Mr. Spinks was a member of this Committee until his retirement from the Board in May 2012. Mr. Dixon began serving as a member of this Committee in June 2012.

Each Committee of the Board operates under a written charter that addresses its purpose, authority and responsibilities and contains other provisions relating to, among other matters, membership and meetings. The Committee charters require the Committees to review their performance annually. The Committees also reviewed and assessed the adequacy of their charters and the Board approved all charter amendments in January 2012 that were operative for 2012. The Committee charters (which were subsequently updated and approved by the Board in January 2013) are posted on the Investor Relations section of our website which may be viewed at www.palmettobank.com. Annually, each Committee also develops written Committee objectives approved by the Board and reports to the Board their progress on achieving those objectives.

Audit Committee

The Audit Committee’s primary role is to assist the Board in fulfilling its oversight of the accounting and financial reporting processes of the Company, including the preparation of the Company’s financial statements in accordance with generally accepted accounting principles, rules of the Securities and Exchange Commission (the “SEC”) and banking regulatory rules. The Audit Committee’s primary roles are to:

•	Monitor the integrity of the Company’s financial statements and the financial reporting process including the Company’s internal control over financial reporting;

•	Monitor the Company’s compliance with legal and regulatory requirements including the Company’s disclosure controls and procedures;

•	Monitor the independent registered public accounting firm’s qualifications, independence and performance;

•	Appoint, compensate, approve and oversee the work of any independent registered public accounting firm; and

•	Monitor the performance of the Company’s internal audit function.

The Audit Committee also performs the Audit Committee and fiduciary functions required for the Bank in accordance with federal banking regulations. Additionally, the Audit Committee prepares the Audit Committee Report included in our annual Proxy Statement in accordance with SEC rules.

The Company is committed to complying with applicable securities laws and regulations, accounting standards, and maintaining effective internal control over financial reporting. In order to facilitate the reporting of concerns and complaints, the Company’s Audit Committee has written policies for the receipt, retention, and treatment of such matters received by the Company regarding accounting, internal control over financial reporting, and other matters. The Company also has written policies for the confidential, anonymous submission by teammates of concerns regarding questionable accounting or other matters.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Under its charter, the Audit Committee must have a minimum of three independent members. Each of the three current Audit Committee members is independent under NASDAQ rules. Additionally, no Audit Committee members serve on the Audit Committee of more than three public companies. The Audit Committee meets at least quarterly and may call special meetings. As permitted by its charter, the Audit Committee has delegated preapproval authority for audit and permissible non-audit services to a designated member of the Audit Committee for time-sensitive engagements.

During 2012, executive sessions were held between the independent members of the Audit Committee and the:

•	Independent registered public accounting firm;

•	Internal audit co-sourcing firm;

•	Internal Audit Manager;

•	Chief Financial Officer; and

•	Executive Officers.

The Audit Committee believes that these executive sessions ensure that the Audit Committee has direct access to information needed to monitor the Company’s processes as described above.

Audit Committee Financial Expert

The Board has determined that John P. Sullivan is an “Audit Committee financial expert” as defined in Item 407(d)(5) of the SEC’s Regulation S-K under the Securities Exchange Act of 1934. Mr. Sullivan is “independent” as defined in Item 407(a) of Regulation S-K.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to the Company’s compensation philosophy and practices. This responsibility includes the:

•	Evaluation of the Chief Executive Officer, and compensation and remuneration of the Named Executive Officers;

•	Oversight of the Company’s officer incentive plans;

•	Reviews and recommendations related to the Company’s benefit plans; and

•	Recommendations related to Board compensation.

The Compensation Committee is also responsible for producing, in accordance with the rules and regulations of the SEC, applicable compensation information for inclusion in the Company’s annual Proxy Statement.

The Compensation Committee’s guiding philosophy is as follows with a focus on ensuring compensation practices are aligned with sound risk management:

•	Use its best efforts to develop compensation policies that create a direct relationship between pay levels, corporate performance and long-term return to shareholders;

•

Ensure that compensation policies, including any incentive compensation, appropriately balance risk and reward and are compatible with the effective controls and risk management that the Company has established and do not encourage inappropriate risks that could lead to a material financial loss for the Company; and

•

Monitor the results of such policies to assure that compensation payable to the Company’s senior leadership team provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards performance and is justified by the returns available to shareholders particularly when compared to the returns received by the shareholders of the Company’s principal competitors.

In discharging its duties, the Compensation Committee is empowered to investigate any matter within the scope of its responsibilities. The Compensation Committee has resources and authority appropriate to discharge its duties and responsibilities including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of the Named Executive Officers’ compensation, this authority is vested in the Compensation Committee.

Where legally permissible, the Compensation Committee also has the authority to delegate its responsibilities as it may deem necessary or appropriate in its sole discretion.

Under its charter, the Compensation Committee must have a minimum of three independent members. The Compensation Committee meets at least annually and may call special meetings.

For information about director compensation and the Compensation Committee’s involvement in its determination, see Director Compensation herein.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary role is to assist the Board in fulfilling its responsibilities with respect to Board and Committee membership, shareholder proposals, and corporate governance practices. Specifically, the Corporate Governance and Nominating Committee’s primary duties and responsibilities are to:

•

Establish criteria for Board and Committee membership and recommend to the Board proposed nominees for election to the Board and for membership on Committees of the Board and the Chairman of the Board;

•

Make recommendations to the Board regarding proposals submitted to the Board and/or Corporate Governance and Nominating Committee and nominees for director proposed or recommended by shareholders of the Company;

•	Make recommendations to the Board regarding corporate governance practices;

•	Monitor the Board’s and the Company’s compliance regarding corporate governance policies; and

•	Lead the Board in its annual review of the performance of the Board, Committees and Chairman.

Under its charter, the Corporate Governance and Nominating Committee must have a minimum of three independent members. The Corporate Governance and Nominating Committee meets at least twice annually and may call special meetings.

Credit Committee

The Credit Committee’s primary role is to ensure consistency in the assessment and management of credit risk. Specifically, the Credit Committee:

•	Monitors the Bank’s loan approval process and its loan review program;

•	Monitors the Bank’s allowance for loan losses and its problem loan management program; and

•

Approves the Bank’s lending related policies (including matters such as bank-wide credit policy and risk management guidelines, concentration limits and imposition of limitations on lending categories or sub-groups).

Under its charter, the Credit Committee must have a minimum of two independent members. The Credit Committee typically holds monthly meetings and may call special meetings.

Regulatory Oversight and Risk Management Committee

The purpose of the Regulatory Oversight and Risk Management Committee is to:

•	Oversee regulatory compliance;

•	Serve as the liaison between the banking regulatory agencies and the Board;

•	Oversee the execution of the Strategic Project Plan adopted in 2009 to address issues related to credit quality, liquidity, capital, earnings, governance, regulatory examinations and communication;

•	Oversee the overall enterprise risk management program of the Company, including evaluation of the overall risk appetite of the Company for discussion with the Board; and

•	Oversee the asset and liability management of interest rate risk and liquidity risk, including the Company’s investment securities portfolio.

Under its charter, the Regulatory Oversight and Risk Management Committee must have a minimum of three members, the majority of which must be independent. The Regulatory Oversight and Risk Management Committee typically meets monthly, although the Committee will meet as often as considered necessary in the judgment of the Committee.

Trust Committee

The purpose of the Trust Committee is to:

•	Oversee the Trust Department in accordance with the Federal Deposit Insurance Corporation’s Statement of Principles of Trust Department Management;

•	Evaluate and approve, as applicable, the actions taken by the Trust Officers and the Trust Department’s Administrative and Investment Committees;

•	Oversee the fiduciary role of the Trust Department, account maintenance, investment discretion and any other matters, as necessary; and

•	Monitor compliance with all regulatory requirements.

Under its charter, the Trust Committee must have a minimum of three members, at least one of which shall be a director that is not a Bank officer. The Trust Committee typically meets at least quarterly, although the Committee will meet as often as considered necessary in the judgment of the Committee.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Transactions with Related Persons

Lending and Other Ordinary Course Bank Services Transactions

The Company has had, and expects to have in the future, transactions in the ordinary course of the Company’s business with its directors, Executive Officers, principal shareholders and their related interests (collectively referred to as “related parties”). During 2012, several of the individuals included within the Security Ownership of Management table below, which may include some of their respective immediate family members and / or affiliated entities, had loans, other extensions of credit and / or other banking or financial services transactions (such as deposit, trust, brokerage, custody, transfer agent, or similar services) in the ordinary course of business with the Bank. All of these lending, banking and financial services transactions were on substantially the same terms, including interest rates, collateral and repayment terms as those available at the time for comparable transactions with persons not related to the Company and the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

The Company has a written policy covering the review, approval or ratification of transactions with related parties. In the case of a proposed extension of credit to a director or related party, the Board’s approval is required for commitments totaling $500 thousand or greater. The related party extension of credit approval process includes a determination of whether the transaction or arrangement was undertaken in the ordinary course of business and whether the terms of the transaction are no less favorable to the Company and the Bank than terms that could have been reached with an unrelated party. If any member of the Board is a party-in-interest to the transaction, that member will recuse himself from the discussion and approval process.

In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

The aggregate dollar amount of loans outstanding to related parties was approximately $1.8 million at March 4, 2013.

Top-Tier Bank Holding Company Ownership

As of March 4, 2013, CapGen owns 44.9% of the Company’s outstanding common stock and is considered a top-tier bank holding company for Federal Reserve reporting purposes. As such, CapGen files certain reports with the Federal Reserve reflecting its ownership interest in the Company.

Security Ownership of Management

The following table shows how many shares of common stock our current directors and nominees for director, our Named Executive Officers named in the Summary Compensation Table below, and all directors and Executive Officers as a group owned on March 4, 2013 and the number of shares they had the right to acquire within 60 days after that date. This table also shows, as of March 4, 2013, the number of common stock units credited to the accounts of our independent directors, Executive Officers and all directors and Named Executive Officers as a group under the terms of the applicable benefit available to them.

	Amount and Nature of Ownership (1)
	(a)	(b)	(c)	(d)
Name (1)	Common Stock Owned (2)	Common Stock Units (3)	Options Exercisable within 60 days of March 4, 2013	Total	Percent of Common Stock (4)
Nonemployee Directors and Director Nominees
Michael D. Glenn	12,244	1,344	—	13,588	(5)
Robert B. Goldstein	974	100	—	1,074	(5)
John D. Hopkins, Jr.	49,506	333	250	50,089	(5)
James J. Lynch (6)	2,452,488	100	—	2,452,588	19.2%
Jane S. Sosebee	6,227	333	1,250	7,810	(5)
John P. Sullivan	974	100	—	1,074	(5)
J. David Wasson, Jr.	15,945	1,477	—	17,422	(5)

Named Executive Officers
Samuel L. Erwin *	20,172	49,078	—	69,250	(5)
Lee S. Dixon *	20,064	30,798	—	50,862	(5)
Roy D. Jones	550	2,150	—	2,700	(5)

Directors and Executive Officers as a Group (10 people)	2,579,144	85,813	1,500	2,666,457	20.9%

*	Also a director.

(1)	Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group has sole voting and investment power for all shares of common stock shown in the table.

(2)	For the following directors, Named Executive Officers, and for all directors and Executive Officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power:

•	The number of shares of common stock beneficially owned by Mr. Glenn includes 2,375 shares held in an IRA account.

•

The number of shares of common stock beneficially owned by Mr. Hopkins includes 20,500 shares held in an IRA account, 2,000 shares owned by Mr. Hopkins’ wife and 500 shares held as custodian for his son and daughter.

•	The number of shares of common stock beneficially owned by Mr. Lynch includes 2,448,218 shares issued to Patriot for which Mr. Lynch is a Partner.

•

The number of shares of common stock beneficially owned by Ms. Sosebee includes 694 held in her name as trustee for the benefit of herself and 1,125 shares held in her husband’s name as trustee for the benefit of her husband.

•	The number of shares of common stock beneficially owned by Mr. Wasson includes 600 shares owned with his wife and 8,425 shares held in an IRA account.

•	The number of shares of common stock beneficially owned by Mr. Erwin includes 250 shares held as custodian for his two sons

•	The number of shares of common stock beneficially owned by Mr. Dixon includes 15,033 shares held in an IRA account and 100 shares held as custodian for his two daughters.

(3)	The amounts shown include unvested shares of common stock allocated to the account of each individual under the Company’s 2008 Plan as of March 4, 2013. The following table summarizes the vesting of these shares of common stock:

Name	Vesting Terms

Michael D. Glenn

500 shares granted June 3, 2011. 166 shares vested on August 6, 2011 and August 6, 2012. 166 shares vest annually each August 6 through 2013.

1,177 shares granted November 16, 2012. 392 shares vest annually each May 16 through 2015.

Robert B. Goldstein	250 shares granted November 22, 2010. 50 shares vested on November 22, 2010, November 22, 2011 and November 22, 2012. 50 shares vest annually each November 22 through 2014.

John D. Hopkins, Jr.	500 shares granted June 3, 2011. 167 shares vested on June 3, 2012. 167 shares vest annually each June 3 through 2014.

James J. Lynch	250 shares granted November 22, 2010. 50 shares vested on November 22, 2010, November 22, 2011 and November 22, 2012. 50 shares vest annually each November 22 through 2014.

Jane S. Sosebee	500 shares granted June 3, 2011. 167 shares vested on June 3, 2012. 167 shares vest annually each June 3 through 2014.

John P. Sullivan	250 shares granted November 22, 2010. 50 shares vested on November 22, 2010, November 22, 2011 and November 22, 2012. 50 shares vest annually each November 22 through 2014.

J. David Wasson, Jr.

500 shares granted November 22, 2010. 100 shares vested November 22, 2011 and November 22, 2012. 100 shares vest annually on November 22 through 2015.

1,177 shares granted November 16, 2012. 392 shares vest annually each May 16 through 2015.

Samuel L. Erwin.	2,500 shares granted October 20, 2009. 500 shares vested July 1, 2010, July 1, 2011, and July 1, 2012. 500 shares vest annually each July 1 through 2014.

Lee S. Dixon	1,875 shares granted October 20, 2009. 375 shares vested July 1, 2010, July 1, 2011, and July 1, 2012. 375 shares vest annually each July 1 through 2014.

Roy D. Jones	875 shares granted November 29, 2010. 175 shares vested November 29, 2011 and November 29, 2012. 175 shares vest annually each November 29 through 2015.

The amounts shown include unvested shares of common stock allocated to the account of each individual under the Company’s 2011 Plan as of March 4, 2013. The following table summarizes the vesting of these shares of common stock:

Name	Vesting Terms

Samuel L. Erwin	48,078 shares granted May 19, 2011. Shares vest annually beginning May 19, 2014 through May 19, 2016 since the performance criteria have been achieved related to the termination of the Bank’s Consent Order on January 30, 2013, and achieving two consecutive quarters of net income in the third and fourth quarters of 2012.

Lee S. Dixon	30,048 shares granted May 19, 2011. Shares vest annually beginning May 19, 2014 through May 19, 2016 since the performance criteria have been achieved related to the termination of the Bank’s Consent Order on January 30, 2013, and achieving two consecutive quarters of net income in the third and fourth quarters of 2012.

Roy D. Jones	1,625 shares granted June 16, 2011. Shares vest annually beginning June 16, 2014 through June 16, 2016 since the performance criteria have been achieved related to the termination of the Bank’s Consent Order on January 30, 2013, and achieving two consecutive quarters of net income in the third and fourth quarters of 2012.

(4)	The percentages of total beneficial ownership have been calculated based upon 12,762,452 shares outstanding as of March 4, 2013.

(5)	This director or Named Executive Officer does not beneficially own more than 1% of our outstanding common stock.

(6)	Patriot Financial Partners, GP, L.P. is a general partner of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. and Patriot Financial Partners, GP, LLC is a general partner of Patriot Financial Partners, GP, L.P. In addition, each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch are general partners of Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P. and Patriot Financial Partners, GP, L.P. and members of Patriot Financial Partners, GP, LLC. Accordingly, Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch may be deemed to be the beneficial owners of shares held by Patriot.

Security Ownership of Certain Beneficial Owners

The following table sets forth information known to the Company with respect to beneficial ownership of the Company’s common stock as of March 4, 2013 for each holder of 5.0% or greater of the Company’s common stock.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shared Voting Power	Shared Investment Power	Percent of Common Stock *
CapGen Financial Partners	5,727,575	5,727,575	44.9%
280 Park Avenue
40th Floor West, Suite 401
New York, New York 10017

Patriot Financial Partners, L.P.	2,452,588	2,452,588	19.2%
Cira Centre
2929 Arch Street, 27th Floor
Philadelphia, Pennsylvania 19104

Sandler O’Neill Asset Management	977,895	977,895	7.7%
150 East 52nd Street, 30th Floor
New York, New York 10022

*	The percentages of total beneficial ownership have been calculated based upon 12,762,452 shares of common stock outstanding as of March 4, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on the Company’s review of these forms or written representations from the officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal 2012 except as follows. James J. Lynch and J. David Wasson, Jr. each filed one late report that reported one 2012 transaction. In both cases, reports were subsequently filed and reporting requirements as of March 4, 2013 reflect all such transactions. Mr. Lynch is a general partner of the Funds and Patriot Financial Partners, GP, L.P. and member of Patriot Financial Partners, GP, LLC. Accordingly, non-timely reporting disclosures of Patriot were considered when determining disclosure relative to Mr. Lynch.

EXECUTIVE COMPENSATION

Overall Context for 2012 Compensation Program

During 2012, the Company’s compensation program was impacted by the Company’s evolving financial performance and regulatory and legislative requirements including:

•	The Company incurred annual net losses beginning in 2009, with a return to quarterly profitability starting in the third quarter 2012;

•	Changes to the Company’s senior leadership team, which began with the hiring of a new executive leadership team in 2009;

•

Compliance with the regulatory Consent Order entered into by the Bank’s Board, the Federal Deposit Insurance Corporation and South Carolina State Board of Financial Institutions in June 2010, which was subsequently terminated effective January 30, 2013;

•	The Company completed a private placement transaction in October 2010; and

•

Interagency Guidance on Sound Incentive Compensation Policies issued in June 2010 and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) signed into law in July 2010. As part of the Dodd-Frank Act, Section 956 required expanded reporting on incentive compensation risk. Additional guidance to comply with Section 956 was subsequently issued in February 2011 as an Interagency Notice of Proposed Rulemaking.

Based on the Company’s financial results, the Company implemented an overall salary freeze effective May 2009 through February 2011 and then reinstated the salary freeze on February 2012 through February 2013. Additionally, since 2009, the Company has suspended the corporate component of the annual cash incentive plan for officers. Beginning in 2012, the Company also suspended its regular ongoing match of teammate contributions under The Palmetto Bank 401(k) Retirement Plan (the “401(k) Plan”) and replaced it with a potential discretionary contribution based on achieving an appropriate level of profitability. No discretionary contributions were made to the 401(k) Plan during 2012. Also, in 2012, the Company continued to reduce perquisites and benefits for certain officers.

Compensation Committee and Process

The Compensation Committee is responsible for determining the compensation of the Company’s Named Executive Officers, which includes the Chief Executive Officer, the Chief Operating Officer and Chief Risk Officer, and the Chief Financial Officer.

The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the compensation of the Named Executive Officers that report to him. The Chief Executive Officer does not determine his own compensation, which is determined by the Compensation Committee.

In 2010, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”), a nationally recognized independent compensation consultancy with relevant experience in the banking industry, to conduct a formal review of the Company’s compensation and benefits programs. The scope of the review by Pearl Meyer included the following:

•	A review of the salary structure for all Company teammates, including salary grades, mapping of teammate positions to the grades, and the development of salary ranges within the grades;

•

A study of the total compensation (i.e., base salary, annual incentives and equity awards) for Company officers, including the Named Executive Officers. The study used survey data and a group of peer banks in making comparisons;

•

Recommendations for 2011 total compensation for the Named Executive Officers. Pearl Meyer considered the Company’s institutional ownership, evolving best practices and regulatory and legislative guidance in making its recommendations. This information was used by the Committee in determining compensation levels and the allocation of compensation between base salary, annual incentives and equity awards for 2011. Compensation for Named Executive Officers for 2012 consisted primarily of base salary, which remained unchanged from the level established in 2011; and

•	A review of teammate benefits.

In accordance with the rules and regulation of the SEC, including Item 407(e)(3)(iv) of Regulation S-K, the Company and the Compensation Committee recently conducted an assessment to determine whether the role of Pearl Meyer raises any conflict of interest. The Company and the Compensation Committee determined that no conflicts of interest exist.

Process of Determining Named Executive Officer Compensation

In the fall of 2010, the Compensation Committee reviewed the compensation study prepared by Pearl Meyer, which was used to make base salary and other compensation decisions in 2011. This same information was also used by the Compensation Committee when establishing base salary and other compensation decisions related to 2012. The study included compensation data and practices of a group of 18 banks recommended by Pearl Meyer that the Compensation Committee believed were reasonably comparable to the Company’s asset size and were headquartered in the Southeast. The peer group consisted of the following banks:

Atlantic Southern Financial Group, Inc.	FNB United Corporation.
BancTrust Financial Group, Inc.	Four Oaks Fincorp, Inc.
Bank of Granite Corporation	NewBridge Bancorp
BNC Bancorp	PAB Bankshares, Inc.
Capital Bank Corporation	Peoples Bancorp of North Carolina, Inc.
Colony Bankcorp, Inc.	Savannah Bancorp, Inc.
Crescent Financial Corporation	Southeastern Bank Financial Corporation
Fidelity Southern Corporation	Southern Community Financial Corporation
First Security Group, Inc.	Yadkin Valley Financial Corporation

Other survey data was also used as a basis of comparison. Company officers were matched to comparable positions based on role and responsibility using a data scope of similarly sized financial institutions. The other surveys used included Towers Watson, 2010/2011 Top Management Compensation Survey; Towers Watson, 2010/2011 Financial Services Survey Suite; and the American Bankers Association, 2009 Compensation & Benefits Survey. The Company generally does not adhere to rigid formulas in determining the amount and mix of compensation elements. Although the Company attempts to provide a compensation opportunity that is market competitive, it does not manage compensation using targeted percentiles compared to its peer group or survey data. Additionally, the Compensation Committee does not have a formal policy regarding the relationship between compensation levels provided to the Chief Executive Officer and other Company officers.

Compensation Philosophy and Program

The primary goal of the Company’s compensation philosophy is to create long-term value for its shareholders. To this end, the Company’s compensation program rewards teammates for sustained financial and operating performance and shareholder value creation, while encouraging teammates to remain with the Company for long and productive careers. Certain compensation components, such as cash and equity awards, simultaneously fulfill one or more of these objectives.

The Company’s compensation program is focused on the following principles:

•	Pay for performance: Pay should reflect the Company’s actual and trends in financial results and the individual performance of the executive;

•

Market-based pay for executive talent: Compensation should be competitive relative to peers to attract and retain talented teammates with the experience and expertise necessary to successfully lead the Company; and

•

Balanced compensation structure: The compensation program provides a mix of fixed and variable compensation, which aligns executives with shareholder interests and the long-term interests of the Company. The Compensation Committee considers the impact that compensation programs may have on risk-taking behaviors and adjusts programs to manage risk appropriately.

Key elements of the Company’s compensation program include the following, each of which is described in more detail below:

•	Base salary;

•	Cash incentive compensation;

•	Equity-based incentive compensation; and

•	Benefits and limited perquisites.

All officers of the Company are required to prepare written performance plans at the beginning of each year that include both objective and subjective performance goals centered around the Company’s overall strategic objectives, departmental objectives to achieve the Company’s strategic objectives, and the individual’s personal developmental goals. Every officer also receives a written performance review at the end of each year.

The overall objective of all the Company’s compensation program is to provide total compensation commensurate with the teammate’s position, scope of responsibilities and performance. Teammates may be eligible for annual incentives, cash bonuses and equity awards depending on the teammate’s position, scope of responsibilities and performance.

Application of Compensation Program in 2012

In addition to specific information related to 2012, this Compensation Discussion and Analysis includes general information related to 2010 and 2011 to provide context for the compensation and benefits paid to the Company’s Named Executive Officers as summarized in the Executive Compensation Tables in the next section.

Specific to 2012, in the first quarter 2012, the Compensation Committee evaluated, with input from the Board, the 2011 performance of the Chief Executive Officer and reviewed and approved the 2012 performance plan for the Chief Executive Officer. Also, during the first quarter 2012, the Chief Executive Officer evaluated the 2011 performance of the Chief Operating Officer and Chief Risk Officer and reviewed and approved the 2012 performance plan for the Chief Operating Officer and Chief Risk Officer. The 2011 performance of the Chief Financial Officer was evaluated and the 2012 performance plan was approved by the Chief Executive

Officer and the Chief Operating Officer and Chief Risk Officer in the first quarter 2012. The performance plans noted above are an output of the Company’s annual strategic planning process. In developing the Company’s annual strategic plan, all Bank officers are involved in the development of tailored annual personal performance plans that provide performance objectives directly linked to the Company’s overall strategic priorities and individual department strategic plans. Each officer is evaluated annually as to their performance with respect to achieving the objectives in their individual plan. Such evaluations are an input into compensation decisions; thus, final compensation decisions are not determined in a pre-defined formulaic manner.

Base Salary

The Company uses base salary as a means to recruit and retain teammates. Base salary levels are also important because they are used to determine other compensation, such as the target amount of cash incentive compensation awards and for computing 401(k) Plan contributions.

The Company generally manages base salaries, including those of the Named Executive Officers, so that levels are at least at the minimum, and no greater than the maximum, of specific salary bands defined in the Pearl Meyer study. In determining base salaries, factors such as the tenure, proficiency, experience, expertise and performance of the teammate are taken into consideration. The following table summarizes these salary bands for the Named Executive Officers.

Name	Title	Minimum	Midpoint	Maximum
Samuel L. Erwin	Chief Executive Officer	$283,000	$364,000	$409,000
Lee S. Dixon	Chief Operating Officer / Chief Risk Officer	190,000	226,000	291,000
Roy D. Jones	Chief Financial Officer	139,860	202,800	265,730

In 2011, the Compensation Committee reviewed the role and performance of Mr. Erwin and Mr. Dixon and made recommendations to the Board for the increase in the base salary component of their compensation, effective February 26, 2011, by 4%, from $275,000 to $286,000 and from $250,000 to $260,000, respectively. The salary increases for Mr. Erwin and Mr. Dixon, along with the equity awards granted in 2011 as described below, were intended to recognize their performance in 2009 in leading the Company’s efforts to develop, implement and execute the Strategic Project Plan adopted by the Board in June 2009 to address the issues of credit quality, liquidity, earnings and capital impacting the Company, as well as the successful consummation of the Company’s private placement in October 2010.

Mr. Jones, our Chief Financial Officer, was hired in November 2010. In recommending to the Compensation Committee the base salary for the position of Chief Financial Officer, Mr. Erwin and Mr. Dixon reviewed the expected duties and responsibilities of the position and the results of the Pearl Meyer study. Based upon this review, Mr. Jones’ base salary was initially set at $180,000. Given the timing of his hiring in late 2010, his salary was not adjusted in 2011.

As a result of the salary freeze that was in effect during 2012, there were no changes to the base salary component of compensation for Mr. Erwin, Mr. Dixon or Mr. Jones in 2012.

Cash Incentive Compensation Plan

In addition to base salary, the Company has historically provided cash incentive compensation to motivate officers to meet annual performance targets set by the Board. The Compensation Committee determines performance targets at the beginning of each year, and awards are determined at the end of the year based on the results of the officer’s individual and the Company’s overall performance during the year.

Since 2009, as a result of the Company’s adverse financial results, the Board has elected not to make payments under the corporate component of the annual cash incentive plan that normally would have been paid to officers in January of the subsequent year. Accordingly, the Named Executive Officers did not receive any cash incentive compensation in 2010, 2011 or 2012 under this plan.

Equity Incentive Compensation Plan

The Company provides equity incentive compensation awards because it believes that such compensation reflects the officers’ responsibilities, rewards performance and leadership, encourages future performance, aligns the interests of the recipients with the interests of shareholders, and motivates recipients to remain with the Company through the term of the awards.

In May 2011, the shareholders approved the 2011 Plan. Subsequently, in May 2011, the Board granted Mr. Erwin options to purchase 192,308 shares of Company common stock and awards for 48,078 restricted shares of Company common stock, Mr. Dixon options to purchase 120,193 shares of Company common stock and awards for 30,048 restricted shares of Company common stock, and Mr. Jones options to purchase 11,250 shares of Company common stock and awards for 1,625 restricted shares of Company common stock. During 2011, the Board also granted options to purchase 59,500 shares of Company common stock and awards for 10,000 restricted shares of Company common stock to other members of the senior leadership team. During 2012, no stock options or restricted stock awards were granted to the Named Executive Officers. During 2012, the Board granted awards for 8,020 shares of restricted stock to certain other teammates in recognition of performance.

In determining the amount of the awards to the Named Executive Officers and other members of the senior leadership team, the Compensation Committee considered that the 2011 awards were intended to cover multiple years of future service by the recipients. Therefore, the amount of shares and options awarded in 2011 reflects the aggregate of smaller annual awards that would have been issued in future years if the awards were granted on an annual basis instead. Awards to certain other teammates in 2012 were designed to reward and affirm high-performing individuals during an environment where certain other elements of compensation had been reduced or eliminated, such as the salary freeze and suspension of the Company’s 401(k) Plan match during 2012.

All of these equity awards are subject to time-and performance-based conditions. The time-based conditions are that the executive must remain continuously employed over a five-year period. The performance-based conditions were (i) the removal of the Bank’s Consent Order and (ii) two consecutive quarters of consolidated net income. The performance-based conditions were satisfied by the Company upon the reporting of quarterly profits in the third and fourth quarters 2012 and termination of the Consent Order effective January 30, 2013. Therefore, assuming the time based restrictions are satisfied, the awards will vest ratably starting in 2014 through 2016. The time-based conditions are intended as a retention tool to retain the employment of the recipients, and the performance-based conditions were intended to incent and reward the recipients for achieving two critically important strategic objectives that directly benefit our shareholders.

The Company weighs the cost of equity incentive compensation with its potential benefits as a compensation tool. In determining the frequency and level of awards, the Compensation Committee will consider market data, Company performance, and the individual’s performance before deciding whether an award should be made and the number of shares to be granted.

Under the 2008 Plan, shares of restricted stock granted to teammates are subject to restrictions requiring continuous employment for a specified time period following the date of grant. No shares of restricted stock were granted to the Named Executive Officers under the 2008 Plan during 2012.

Benefits and Perquisites—Defined Benefit Pension Plan

Historically, the Company offered a noncontributory, defined benefit pension plan that covered all full-time teammates having at least 12 months of continuous service and having attained age 21. Effective January 1, 2008, the Company froze the pension plan. Accordingly, the Named Executive Officers do not participate in this plan.

Benefits and Perquisites—Other

The Company offers various benefits generally on the same terms for all teammates. During 2012, these benefits included medical and dental benefits, life insurance, long-term disability coverage, paid time off, and slightly discounted loan rates. Such benefits are offered to provide for the health, welfare, and future financial security of the teammate, as well as to align teammate and shareholder interests.

Teammates are given the opportunity to participate in the 401(k) Plan. Under the 401(k) Plan, the Company makes contributions to a trust fund that will pay the teammate benefits at retirement. Teammates are eligible to participate in the 401(k) Plan immediately when hired. The 401(k) Plan operates in the same manner for all participants. Teammates may defer eligible compensation from their base pay with maximum contribution amounts per IRS regulations. Prior to January 1, 2012, the Company made matching contributions to each teammate based on the teammate’s deferral in a percentage set by the Company prior to the end of each plan year. The employer match for 2011 was $0.60 for every $1 contributed by the teammate, up to 6% of pre-tax contributions. Effective January 1, 2012, the Company suspended its ongoing matching of teammate contributions and replaced it with a potential discretionary contribution based on attaining an appropriate level of profitability. No such discretionary contribution was made for 2012.

Teammates who qualify under federal regulations and normal underwriting standards are eligible to receive various types of loans at slightly discounted rates from the Bank. Timely payment is expected on all such loans, and delinquent accounts may result in disciplinary action up to, and including, termination.

In addition to the foregoing benefits and perquisites offered to all teammates, the Company historically offered various benefits and perquisites to its senior leadership team. Given the Company’s annual net losses since 2009 and the general philosophy that the Company’s compensation program should only include base salaries, standard benefits, cash incentive compensation, and equity awards, the Company began reducing and eliminating various benefits and perquisites to its senior leadership team beginning in 2010. In 2012, several previously offered benefits and perquisites (for example, the remaining Company-provided club memberships for one Named Executive Officer and the remaining long-term care insurance policies for two Named Executive Officers) were replaced with an annual allowance for the Named Executive Officers, resulting in a substantially lower cost to the Company. Subsequently, in 2013, the allowances were eliminated for the Named Executive Officers.

Employment and Severance Agreements

Related to the executive management succession plan when Mr. Erwin and Mr. Dixon were hired in 2009, the Company entered into employment agreements with Mr. Erwin and Mr. Dixon on November 24, 2009. On March 30, 2011, the Company entered into amended and restated employment agreements with Mr. Erwin and Mr. Dixon. The Company entered into these agreements to retain these executives and to optimally align the interests of the shareholders and executives. The Company recognizes that the leadership and contribution to the well-being of the Company by Mr. Erwin and Mr. Dixon is substantial. Therefore, the Board desired to provide for their continued employment to reinforce and encourage their continued dedication to the Company.

Pursuant to the terms of the amended and restated employment agreements, unless terminated earlier, each employment agreement provides for a three-year term of employment through May 19, 2014. Each agreement will automatically extend for an additional year beginning on such date unless written notice is given by either the Company or the executive within six months prior to the termination date.

Each employment agreement may be terminated for death, disability, and with or without cause by the Company or with or without good reason by the executive. If the Company terminates Mr. Erwin or Mr. Dixon without cause or either terminates for good reason, the Company will pay severance compensation to the executive in an amount equal to 100% of his then current annual base salary. If the Company has not provided Mr. Erwin or Mr. Dixon with written notice of the termination of this provision, if required, upon the occurrence of a change in control, each executive is entitled to a lump sum cash payment in an amount equal to his then current annual base salary multiplied by three plus any bonus earned or accrued through the date of change in control. In addition, any restrictions on any outstanding equity incentive awards granted to the executives will lapse and such incentive awards will immediately become 100% vested.

If any severance payments are deemed to constitute “excess parachute payments” within the meaning of Section 280G of the Code, then the agreements include a “best net after tax” compliance provision with a potential limited “gross-up” relating to certain proposed equity grants. The proposed gross-up provision is structured to apply only if the additional value attributable to the equity awards resulting from a change in control would independently constitute an “excess parachute payment.” If the gross up payment relating to the equity awards is not triggered, the best net after tax provision will apply and cause the executive’s severance payment to either be (i) reduced to an amount which does not trigger the Section 280G tax or (ii) paid in full, depending on which payment would result in the executive receiving the greatest after tax payment. In such case, the executive would be liable for any excise tax owed on the parachute payments, including any portion attributable to the equity grants.

Each employment agreement also contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and 12 months thereafter, as well as provision relating to the protection of confidential information and trade secrets. These non-solicitation and non-compete provisions do not apply following a change of control.

Mr. Jones is not subject to an employment agreement.

Compensation Committee Report

Notwithstanding any statement in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, incorporating future or past filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filing unless the incorporation specifically lists the following Compensation Committee Report.

The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Company’s Board of Directors that the foregoing Compensation Discussion and Analysis be included in the Company’s 2013 Proxy Statement. This report is provided by the following independent directors, who comprise the Committee:

John D. Hopkins, Jr.

John P. Sullivan

J. David Wasson, Jr., Chair

Executive Compensation Tables

Summary Compensation Table

The table below summarizes the compensation and benefits paid to the Company’s Named Executive Officers during 2012. The table is comprised of those who served as the Company’s principal executive officer and principal financial officer during the year and the Company’s next most highly compensated Executive Officer at December 31, 2012.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Samuel L. Erwin *	2012	286,000	—	—	**	286,000
Chief Executive Officer	2011	284,731	500,011	992,309	21,281	1,798,332
	2010	275,000	—	—	25,904	300,904

Lee S. Dixon *	2012	260,000	—	—	**	260,000
Chief Operating Officer /	2011	258,848	312,499	620,196	15,436	1,206,979
Chief Risk Officer	2010	250,000	—	—	19,823	269,823

Roy D. Jones *	2012	180,000	—	—	**	180,000
Chief Financial Officer	2011	180,000	17,875	60,750	6,497	265,122

*	See Item 1: Election of Directors herein for discussion regarding the principal positions during 2012 of Mr. Dixon, Mr. Erwin and Mr. Jones. Although Mr. Jones was hired in November 2010, he was not determined to be an Executive Officer until February 2011 upon receipt of required nonobjections from our applicable bank regulatory agencies.

**	All other compensation, benefits or perquisites not available to all of the Company’s teammates did not exceed an aggregate of $10 thousand for any Named Executive Officer in 2012.

(1)	The 2011 stock awards included for each individual above consists of restricted stock awards granted under the 2011 Plan. The value for each of these awards is its grant date fair value calculated by multiplying the number of shares subject to the award by the market price per share on the date such award was granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The following table summarizes the number of restricted stock awards granted, the grant date and the per share fair value used to calculate the total grant date fair value for the restricted stock awards reported.

Name	# of Shares	Grant Date	Per Share Fair Value ($)	Total Grant Date Fair Value ($)
Samuel L. Erwin	48,078	5/19/2011	10.40	500,011
Lee S. Dixon	30,048	5/19/2011	10.40	312,499
Roy D. Jones	1,625	6/16/2011	11.00	17,875

For additional discussion regarding our restricted stock awards, see Part II, Item 8., Financial Statements and Supplementary Data included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)	The 2011 option awards included for each individual above consists of stock option awards granted under the 2011 Plan. The value for each of these awards is its grant date fair value calculated by multiplying the number of shares subject to the award by the fair value of the stock option award on the date such award was granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The following table summarizes the number of stock option awards granted, the grant date and the fair value of the stock option award used to calculate the total grant date fair value for the option awards reported.

Name	# of Shares	Grant Date	Per Share Fair Value ($)	Total Grant Date Fair Value ($)
Samuel L. Erwin	192,308	5/19/2011	5.16	992,309
Lee S. Dixon	120,193	5/19/2011	5.16	620,196
Roy D. Jones	11,250	6/16/2011	5.40	60,750

For additional discussion regarding our stock option awards, see Part II, Item 8., Financial Statements and Supplementary Data included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding stock awards that have not vested for each Named Executive Officer as of December 31, 2012.

	STOCK OPTIONS			STOCK AWARDS
Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Samuel L. Erwin	192,308	10.40	5/19/2021	49,078	408,820
Lee S. Dixon	120,193	10.40	5/19/2021	30,798	256,547
Roy D. Jones	11,250	11.00	6/16/2021	2,150	17,910

See Other Director and Executive Officer Information, Security Ownership of Management for disclosure of outstanding grants under the 2008 Plan and 2011 Plan to Named Executive Officers.

AUDIT FEES AND RELATED MATTERS

Auditing and Related Fees

The following table summarizes fees paid to Elliott Davis, LLC, the Company’s independent registered public accounting firm, for professional services for the years ended December 31, 2012 and 2011. The 2011 fees increased from those reported in the Company’s Proxy Statement for the 2012 Annual Meeting by $1,906 as a result of the final fees paid in 2012 relative to 2011 after the 2012 Proxy Statement was completed.

	2012	2011
Audit Fees (1)	$226,500	$226,500
Audit-Related Fees (2)	27,600	27,600

Audit Fees and Audit Related Fees	254,100	254,100
Tax Fees (3)	26,255	39,126
All Other Fees (4)	—	1,300

Total Fees	$280,355	$294,526

(1)	Audit fees include fees for the audit of annual financial statements, the review of quarterly financial statements, and required procedures performed with regard to our internal control over financial reporting.

(2)	Audit-related fees consisted of fees for audits of our employee benefit plans.

(3)	During 2011 and 2012, tax fees consisted primarily of fees for tax consultation, planning, and compliance services provided in conjunction with the preparation of our tax returns as well as fees paid in conjunction with tax matters related to the 2010 private placement.

(4)	During 2011, all other fees consisted of audit and tax fees paid relative to the 2010 private placement as well as the associated regulatory filings.

Audit Committee Preapproval Policy

The Audit Committee has in place a Preapproval of Independent Registered Public Accounting Firm Services Policy. The policy addresses the protocol for preapproval of both audit and nonaudit services provided by its independent registered public accounting firm. Generally, the policy requires that all auditing services and nonaudit services, including nonprohibited tax services provided by its independent registered public accounting firm, be preapproved by the Audit Committee in accordance with the following guidelines:

•	Preapproval by the Audit Committee must be in advance of the work to be completed;

•	The Audit Committee or designated Audit Committee member must perform preapproval, and it cannot delegate the preapproval responsibility to a member of management;

•

The Audit Committee cannot preapprove services based upon broad, nondetailed descriptions (e.g., tax compliance services), and preapproval requests must be accompanied by a detailed explanation of each particular service to be provided, so the Audit Committee knows precisely what services it is being asked to preapprove and can make a well-reasoned assessment of the impact of the service on the independent registered public accounting firm’s independence; and

•

Monetary limits alone may not be established as the only basis for the preapproval of deminimus amounts. There has to be a clear, specific explanation provided as to what particular services are to be provided, subject to the monetary limit, to ensure that the Audit Committee is fully informed about each service.

The policy provides that the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required preapprovals. The Audit Committee appoints a member annually to have the authority to grant required preapprovals. The policy also provides for deminimus exceptions to the preapproval requirements. With regard to the approval of nonauditing services, the Audit Committee considers, when applicable, various factors including, but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. Consistent with this policy, the Audit Committee preapproved all of the services provided by Elliott Davis, LLC related to the years ended December 31, 2012 and December 31, 2011. Additionally, during these years, there were no fees billed for professional services described in Paragraph (c)(4) of Rule 2-01 of Regulation S-X rendered by Elliott Davis, LLC.

Audit Committee Report

Notwithstanding any statement in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, incorporating future or past filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filing unless the incorporation specifically lists the following Audit Committee Report.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing independent audits of the Company’s internal control over financial reporting and financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. One of the Audit Committee’s responsibilities is to monitor and oversee these processes. Other duties and responsibilities of the Audit Committee are to monitor the integrity of the Company’s financial statements, including the financial reporting process and system of internal control regarding compliance with generally accepted accounting principles; the compliance by the Company with legal and regulatory requirements including the Company’s disclosure controls and procedures; the performance of the Company’s internal audit function; the appointment, compensation, and approval of the independent registered public accounting firm; the independence and performance of the independent registered public accounting firm; reports prepared by the internal auditors; and teammate, shareholder or other complaints regarding accounting, audit, or internal control matters. A full description of the Audit Committee’s responsibilities is included in the Audit Committee’s Charter. The Audit Committee has the authority to conduct or authorize investigations appropriate to fulfilling its responsibilities and has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

In fulfilling its responsibilities, the Audit Committee reviewed and held discussions with management and the independent registered public accounting firm regarding the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by American Institute of Certified Public Accountants, Professional Standards, Volume 1, AU Section 380, The Auditor’s Communication With Those Charged With Governance, as adopted by the Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. Services to be provided by Elliott Davis, LLC to the Company are preapproved by the Audit Committee as set forth in Audit Committee Preapproval Policy to ensure that such services do not impair the independent registered public accounting firm’s independence with the Company.

Based on the foregoing reviews and discussions, the Audit Committee recommended that the Board of Directors include the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

The following independent directors, who comprise the Audit Committee, provide this report.

Jane S. Sosebee

John P. Sullivan, Chair

J. David Wasson, Jr.

ITEM 2:

RATIFICATION OF ELLIOTT DAVIS, LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013

The Board of Directors recommends the ratification of the appointment of Elliott Davis, LLC as the independent registered public accounting firm for Palmetto Bancshares, Inc. and its subsidiaries for fiscal year 2013 and to audit and report to the shareholders upon the consolidated financial statements and internal control over financial reporting of the Company as of and for the period ending December 31, 2013.

Representatives of Elliott Davis, LLC will be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with the

Company except in the firm’s capacity as auditors or as advisors. The appointment of auditors is approved annually by the Board and subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.

The Board recommends you vote “FOR” the ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for fiscal year 2013.

ITEM 3:

AMENDMENT OF THE 2011 STOCK INCENTIVE PLAN

On February 21, 2013, the Board approved an amendment to the 2011 Plan (“Amendment No. 1”), subject to shareholder approval, increasing the number of shares available for issuance under the 2011 Plan from 500,000 shares to 700,000 shares. We are seeking shareholder approval for this amendment. If the amendment is passed, the Board would be authorized to grant up to 218,978 shares in the future pursuant to the amended 2011 Plan. The Company has no current plans, proposals or arrangements to make any awards under the 2011 Plan in the event the amendment is approved by shareholders.

On May 19, 2011, the shareholders approved the 2011 Plan, which that provides for the grant of restricted stock awards and stock options to our officers, employees (which we refer to as “teammates”), directors, advisors, and consultants. At that time, a total of 500,000 shares of common stock were reserved for the issuance of restricted stock and stock options pursuant to awards under the 2011 Plan, subject to the anti-dilution provisions of the 2011 Plan. As of March 4, 2013, 18,978 shares of common stock remained available for awards under the 2011 Plan.

The Company provides equity incentive compensation awards because it believes that such compensation reflects the recipients’ responsibilities, rewards demonstrated performance and leadership, encourages future performance, aligns the interests of the recipients with the interests of shareholders and motivates recipients to remain with the Company through the term of the awards. Restricted stock and stock options granted under the 2011 Plan through March 4, 2013 totaled 481,022. The purpose of these grants was to cover multiple years of service for the Executive Officers and certain members of senior leadership as well as to recognize the performance of certain other teammates. While the Company has no current plans, proposals or arrangements to grant awards, restricted stock and stock options from the 2011 Plan may be awarded to directors.

The Company also pays a portion of director compensation in the form of restricted stock, which has traditionally been granted from the 2008 Plan. As of March 4, 2013, the number of shares remaining under the 2008 Plan is insufficient for director compensation forecasted through the first quarter 2014. In addition, the number of shares of common stock available for future awards under the 2011 Plan is insufficient as an additional source of awards for directors, for additional awards to the Company’s teammates, including the Executive Officers, and awards that may be granted in connection with the recruitment of new teammates. As a result of the low level of available shares under the 2008 Plan and the 2011 Plan, the Board evaluated the need to increase the number of available shares through an amendment to one of the existing equity award plans. The Board elected to increase the number of shares available under the 2011 Plan (as opposed to the 2008 Plan or the creation of a new plan), because the 2011 Plan was most recently approved by shareholders, represents current best-practices in terms of plan design and is more cost-effective than designing a new plan.

To determine the number of additional shares to add to the 2011 Plan, the Board considered forecasted future share needs for director and management compensation. The forecast was based on the Company’s historical grant activity, including an evaluation of the 2011 and 2012 grants under the 2011 Plan that were meant to cover compensation for multiple years. In 2012, the Company also engaged Pearl Meyer to provide an analysis of best practices in terms of the number of shares financial services companies typically have available for issuance under equity award plans at any point in time. The analysis was based on the same peer group used to determine Named Executive Officer compensation as discussed in Executive Compensation, Process of

Determining Named Executive Officer Compensation adjusted for acquired banks and the addition of SCBT Financial Corporation. The analysis indicated that companies typically maintain enough capacity in equity award plans to cover three to five years of estimated future grants. In addition, it was noted that the Company’s overhang (i.e., shares available for future awards plus awards outstanding as a percentage of outstanding shares) was below the peer group 25th percentile while the burn rate (i.e., awards granted as a percentage of shares outstanding) for the period 2009—2012 was in the peer group 90th percentile. Although the burn rate was in the peer group 90th percentile, the burn rate was significantly influenced by the level of equity awards granted in 2009, which as previously noted, were designed to cover multiple years of service for the Executive Officers and certain members of senior leadership. Based on these considerations, on February 21, 2013, the Board approved an amendment to the 2011 Plan (“Amendment No. 1”), subject to shareholder approval, increasing the number of shares available for issuance under the 2011 Plan from 500,000 shares to 700,000 shares. The increase of 200,000 shares, if approved by shareholders, would place the Company between the 25th and 50th percentile of its peer group in terms of overhang. If the additional shares are eventually awarded, the issuance of such shares may dilute the ownership percentage of existing shareholders.

We believe that appropriate equity incentives are important to attract and retain the highest caliber of teammates and directors, to link incentive rewards to Company performance, to encourage teammate and director ownership in the Company and to align the interests of our teammates and directors to those of our shareholders. The approval of Amendment No. 1 to the 2011 Plan will enable the Company to continue to provide such incentives.

The following summary of the material features of the 2011 Plan is qualified in its entirety by reference to the copy of the 2011 Plan, as amended, which was attached as Appendix B to the Proxy Statement for the 2011 Annual Shareholders Meeting and is incorporated by reference into this summary. Amendment No. 1 to the 2011 Plan is attached as Appendix A to this Proxy Statement and is incorporated by reference into this summary. A copy of the 2011 Plan will be provided without charge to each shareholder to whom this Proxy Statement is delivered upon our receipt of a written request from such shareholder.

Purpose of the 2011 Plan

We believe we have been able to attract highly qualified personnel to the Company in part through the use of stock option grants and awards of restricted stock, and that it is desirable to have the continued ability to attract additional personnel and to reward exceptional performance by teammates through other awards that encourage stock ownership and proprietary interest in the Company. The Board believes that the 2011 Plan provides a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. By providing such individuals with additional incentive and reward opportunities, the Board believes that the 2011 Plan provides incentives to teammates to increase shareholder value and, therefore, further align the interests of the teammates with those of the shareholders to benefit all shareholders of the Company. We also believe that the 2011 Plan is designed to reward our Executive Officers and other senior officers for the achievement of strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Administration of the 2011 Plan

The 2011 Plan is currently administered by the Compensation Committee of the Board; however, the 2011 Plan provides that it can be administered by the Board, the Compensation Committee of the Board, or any other Committee appointed by the Board. Any such Committee may, but is not required to be, comprised of two or more “outside” directors, within the meaning of section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and within the meaning of the term “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The administrator administers the 2011 Plan and has sole authority, in its discretion, to determine which officers, teammates, consultants, advisors or directors will receive awards, the number of shares of common stock to be subject to each award, and the forfeiture restrictions (as defined below) for each award. The administrator has such additional powers delegated to it under the 2011 Plan, including the power to construe the 2011 Plan and the award agreements executed with recipients of awards thereunder and to determine the terms, restrictions, and provisions of each agreement. The administrator may also correct any defect or supply any omission or reconcile any inconsistency in the 2011 Plan or in any award agreement in the manner and to the extent it would deem expedient to carry it into effect. The determinations of the administrator on these matters will be conclusive.

Shares Subject to the 2011 Plan

The 2011 Plan provides for awards of both “stock options” and “restricted stock.”

The 2011 Plan requires that stock options can only be issued at or above the fair market value per share on the date of grant. Stock options granted to participants under the 2011 Plan may be either incentive stock options, or ISOs, under the provisions of Section 422 of the Code, or options that are not subject to the provisions of Section 422 of the Code, or Nonqualified Options. Stock options entitle the recipient to purchase shares of common stock at the exercise price specified in the award agreement. The administrator at its discretion determines the number of option shares, the term of the option, the exercise price (subject to the minimum price described above), the vesting schedule and performance conditions (if any), and any other terms and conditions. In the case of 10% shareholders, if applicable, who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements may be made for options that the Company may grant in substitution for options held by employees of companies that the Company acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

The administrator will determine the periods during which the options will be exercisable. However, no option will be exercisable more than 10 years after the date of grant. Payment of the exercise price of any option may be made in cash or cash equivalent, as determined by the administrator, or, as determined by the administrator in its discretion, (1) to the extend permitted by law, by means of any cashless exercise procedure approved by the administrator, (2) by delivering shares of common stock already owned by the option holder, (3) to the extent permitted by law, by such other method as the administrator may determine, or (4) any combination of the foregoing.

Restricted stock consists of shares of common stock which are issued to the participant at the time the award is made or at some later date, which shares are subject to certain restrictions against disposition and certain obligations to forfeit such shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions, which may be different for each award, will be determined by the administrator in its sole discretion, and the administrator may provide that the Forfeiture Restrictions will lapse upon:

•

The attainment of one or more performance targets established by the administrator, which may be based upon, among other things, changes in share price (either in absolute terms or relative to a selected index), earnings per share, market share, net income (before or after tax), return on equity or assets, net interest margin, or changes in levels of loans, assets or deposits;

•	The attainment of certain metrics as set forth by the regulatory agencies which examine the Company and the Bank (such as the removal of any regulatory enforcement actions);

•	The participant’s continued employment with the Company or continued services as a consultant or director for a specified period of time;

•	The occurrence of any event or the satisfaction of any other condition specified by the administrator in its sole discretion; or

•	A combination of any of the foregoing.

Restricted stock granted pursuant to an award will be represented by a stock certificate or book entry registered in the name of the participant. Unless otherwise provided in an agreement, the participant will have the right to receive dividends, if any, with respect to such shares of restricted stock, to vote such shares and to enjoy all other shareholder rights, except that the Company will retain custody of the stock certificate and the participant may not sell, transfer, pledge or otherwise dispose of the restricted stock until the Forfeiture Restrictions have expired. A breach of the terms and conditions established by the administrator pursuant to an award will cause a forfeiture of the award. The administrator expects that participants generally will not be required to make any payment for common stock received pursuant to an award, except to the extent otherwise determined by the administrator or required by law.

The administrator may, in its discretion, fully vest any or all stock options or restricted stock awarded to a participant under an award and, upon such vesting, all option vesting conditions or Forfeiture Restrictions applicable to the award will terminate. Any such action by the administrator may vary among individual participants and may vary among awards held by any individual participant. The administrator may not, however, take any such action with respect to an award that has been granted to a “covered employee,” within the meaning of Treasury Regulation Section 1.162-27(c)(2), if such award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code.

At the time any award is made, the Company and the participants will enter into an option agreement or restricted stock agreement (each, an “award agreement”) setting forth the terms of the award and such other matters as the administrator may determine to be appropriate. The terms and provisions of the award agreements need not be identical, and the administrator may, in its sole discretion, amend an outstanding award agreement at any time in any manner that is not inconsistent with the provisions of the 2011 Plan. The maximum number of shares that may be subject to awards granted to any one participant may not exceed 100% of the aggregate number of shares of common stock that may be issued under the 2011 Plan (as adjusted from time to time in accordance with the provisions of the 2011 Plan).

Amendment and Termination of the 2011 Plan

The Board may amend or terminate the 2011 Plan; provided, that shareholder approval will be required to (i) increase the total number of shares reserved for issuance under the 2011 Plan, or (ii) change the class of recipients eligible to participate in the 2011 Plan. No amendment shall adversely affect any of the rights of any holder of any award without the holder’s consent. The administrator may accept surrender of outstanding stock options or restricted stock under the 2011 Plan and grant new awards in substitution for them; provided, that the administrator will not exchange underwater stock options without prior shareholder approval. The 2011 Plan shall terminate in any event ten years after its effective date.

Authorized Shares

In the event of a stock dividend, stock split, reorganization, merger, recapitalization or other change affecting the common stock, such proportionate adjustments, if any, as the administrator deems appropriate, will be made with respect to (1) the aggregate number and kind of shares that may be issued under the 2011 Plan, (2) the number, kind, and exercise price (or other cash or property) of shares issuable pursuant to each outstanding award made under the 2011 Plan, and (3) the maximum number and kind of shares that may be subject to awards granted to any one individual under the 2011 Plan, but outstanding awards continue until they expire.

If any award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of common stock subject to such awards will again be available for distribution in connection with awards under the 2011 Plan. If the exercise price of any option is satisfied by delivering shares of common stock to the Company (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant net of the shares of common stock delivered to the Company or attested to will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the

2011 Plan. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2011 Plan.

Tax Effects of Participation in the 2011 Plan

Stock Options

There are no federal income tax consequences to the participant or to the Company on the granting of options. The federal tax consequences upon exercise will vary depending on whether the option is an incentive stock option or a nonqualified stock option.

Incentive Stock Options. When a participant exercises an incentive stock option, the participant will not at that time realize any income, and the Company will not be entitled to a deduction. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. The participant will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an incentive stock option if the shares have been held for at least two years after the option was granted and one year after it was exercised. The Company will not be entitled to a tax deduction if the participant satisfies these holding period requirements. The net federal income tax effect to the holder of the incentive stock options is to defer, until the acquired shares are sold, taxation on any increase in the shares’ value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

If the holding period requirements are not met, then upon sale of the shares the participant generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price stated in the award agreement. Any increase in the value of the shares subsequent to exercise is long or short-term capital gain to the participant depending on the participant’s holding period for the shares. However, if the sale is for a price less than the value of the shares on the date of exercise, the participant might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the Company is entitled to a deduction to the extent of ordinary income recognized by the participant.

Nonqualified Stock Options. Generally, when a participant exercises a nonqualified stock option, the participant recognizes income in the amount of the aggregate market price of the shares received upon exercise less the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the participant. The holding period of the acquired shares begins upon the exercise of the option, and the participant’s basis in the shares is equal to the market price of the acquired shares on the date of exercise.

Restricted Stock

Under the Code as presently in effect, a participant generally will not recognize any income for federal income tax purposes at the time an award of restricted stock is made, nor will the Company be entitled to a tax deduction at that time, unless the participant elects to recognize income at the time that award of restricted stock is made. If the participant does not make such election, the value of the common stock will be taxable to the participant as ordinary income in the year in which the Forfeiture Restrictions lapse with respect to such shares of stock. The Company has the right to deduct, in connection with all awards, any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. The Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the participant at the time of such recognition.

Additional Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain “covered employees” as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company anticipates that some awards under the 2011 Plan will constitute qualified performance-based compensation for purposes of Section 162(m) of the Code.

Unless otherwise determined in an award agreement, in the event of a change in control, as defined in the 2011 Plan: (1) each outstanding option or restricted share shall become fully vested and, if applicable, exercisable, (2) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (3) any performance conditions imposed with respect to awards shall be deemed to be fully achieved. Under Section 280G of the Code, the Company may not deduct certain compensation payable in connection with a change of control. The acceleration of vesting of awards in conjunction with a change in control of the Company may be limited under certain circumstances thereby avoiding nondeductible payments under Section 280G.

Plan Benefits

The maximum aggregate number of shares of common stock that may be subject to stock options granted in any calendar year to any one participant shall be 250,000 shares, and the maximum aggregate number of shares of common stock that may be subject to awards of restricted stock granted in any calendar year to any one participant shall be 250,000 shares. Such limitation shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

No awards have been granted under Amendment No. 1 to the 2011 Plan as of the date of this Proxy Statement.

Reasons for Authorization and Vote Required

Amendment No. 1 to the 2011 Plan is being submitted to the shareholders for approval pursuant to Section 162(m) of the Code.

If a quorum is present at the Annual Meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

The Board recommends that you vote “FOR” the approval of this proposal.

OTHER BUSINESS

The Board knows of no other business to be presented at the Annual Meeting. If matters other than those described herein should properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

SHAREHOLDER INFORMATION FOR FUTURE ANNUAL MEETINGS

Shareholder Proposals for 2014 Annual Meeting of Shareholders

Shareholders interested in submitting a proposal for inclusion in the Proxy Statement for the Company’s 2014 Annual Meeting of Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by our Chairman, Chief Executive Officer or Corporate Secretary at 306 East North Street, Greenville, South Carolina, 29601 no later than December 6, 2013. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws related to shareholder proposals in order to be included in our proxy materials.

Advance Notice Procedures

Under our Bylaws, a shareholder who wishes to nominate an individual for election to the Board directly or to propose any business to be considered at an annual meeting must deliver advance notice of such nomination or business to the Company following the procedures in the Bylaws. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the Bylaws for a director nomination or other business. It is our policy that any such shareholder proposal to be made at the annual meeting, but which is not requested to be included in our proxy materials, must be delivered no later than 90 days in advance of the annual meeting for a director nomination and no later than 45 days in advance of the annual meeting for any other matter to our Chairman, Chief Executive Officer, or Corporate Secretary at 306 East North Street, Greenville, South Carolina, 29601. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our Bylaws. Management and any other person duly named as proxy by a shareholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above.

The requirements described above are separate from the procedures you must follow to submit a nominee for consideration by the Corporate Governance and Nominating Committee for recommendation to the Board for election as a director as described under Corporate Governance, Process of Evaluating Director Candidates above and from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our Proxy Statement pursuant to SEC Rule 14a-8.

OTHER MATTERS

Availability of Annual Report on Form 10-K

We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the year ended December 31, 2012. A copy of the Form 10-K will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for the Annual Report on Form 10-K should be directed to:

Roy D. Jones

Chief Financial Officer

Palmetto Bancshares, Inc.

306 East North Street

Greenville, South Carolina 29601

Incorporation by Reference

We file various documents with the SEC, some of which incorporate information by reference. This means that information we have previously filed with the SEC should be considered as part of the filing.

The Compensation Committee Report and the Audit Committee Report shall be deemed to be furnished rather than filed with the SEC and will not be deemed incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless specifically incorporated by reference therein. In addition, these Reports shall not be deemed to be soliciting material, or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act of 1934, unless the Company specifically requests that the information be treated as soliciting material.

References to Our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the NASDAQ Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

FORWARD LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions, or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undo reliance on any forward-looking statements made by, or on behalf of us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the year ended December 31, 2012 and in our other current and subsequent filings with the SEC.

APPENDIX A

AMENDMENT NO. 1 TO

PALMETTO BANCSHARES, INC.

2011 STOCK INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS

FEBRUARY 21, 2013

The Board of Directors amended Section 3 of the Plan to increase the number of Shares reserved for issuance under the Plan from 500,000 Shares (as adjusted pursuant to Section 4 of the Plan for the Company’s one-for-four reverse stock split as of June 28, 2011) to 700,000 Shares by deleting Section 3 in its entirety and replacing it with the language below. Pursuant to Section 10 of the Plan and NASDAQ Listing Rule 5635(c), this amendment will be submitted to the shareholders of the Company for approval at the upcoming 2013 annual meeting of shareholders.

Section 1. Shares Subject to the Plan.

Subject to Section 4 of the Plan, the total number of Shares reserved and available for issuance under the Plan shall be 700,000 Shares. The following limits shall apply to grants of all Awards under the Plan: (i) the maximum aggregate number of shares of Stock that may be subject to Options granted in any calendar year to any one Participant shall be 250,000 Shares; and (ii) the maximum aggregate number of shares of Stock that may be subject to Awards of Restricted Stock granted in any calendar year to any one Participant shall be 250,000 Shares. Such limitations shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. In addition, no Participant may be granted Options which in the aggregate cover in excess of 100% percent of the Shares authorized under the Plan.

Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. At all times the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding Options under the Plan.

To the extent that an Option expires or is otherwise cancelled, surrendered, exchanged or terminated without being exercised, or Shares are withheld to satisfy an Option Exercise Price, such Shares shall again be available for issuance in connection with future Options granted under the Plan; provided however that to the extent that any Shares issuable with respect to or subject to any Award are forfeited or withheld (or shares of Stock owned by a Participant are delivered to the Company, including by attestation) to satisfy tax withholding obligations, such Shares (and any such shares of Stock so delivered) shall not again be available for issuance in connection with future Awards granted under the Plan.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Plan to be executed as of February 21, 2013 in accordance with the authority provided by the Board of Directors.

PALMETTO BANCSHARES, INC.

By:	/s/ Lee S. Dixon
Name:	Lee S. Dixon
Title:	Corporate Secretary

A-1

PALMETTO BANCSHARES, INC.

306 E. NORTH STREET

GREENVILLE, SC 29601

ATTN: LEE S. DIXON

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M57759-P38787	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PALMETTO BANCSHARES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		☐	☐	☐
Nominees:
01) Lee S. Dixon
02) Samuel L. Erwin
03) James J. Lynch

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	Ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for fiscal year 2013.							☐	☐	☐

3.	Amend the 2011 Stock Incentive Plan to increase the number of shares of common stock issuable under the plan by 200,000 shares.							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement/Form 10-K is available at www.proxyvote.com.

M57760-P38787

PALMETTO BANCSHARES, INC.

Annual Meeting of Shareholders

May 16, 2013 2:00 PM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Samuel L. Erwin and Lee S. Dixon or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PALMETTO BANCSHARES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM, EDT on May 16, 2013, at 306 East North Street, Greenville, SC 29601, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side